                                  Lease

                               dated as of

                               May 1,  1994

                                 between

                 The Rector, Church-Wardens, and Vestrymen
                             of Trinity Church
                       in the City of New York, Landlord

                                   and

                     The Corporate Printing Company, Inc.










                           --------------------------
                                225 Varick Street
                           --------------------------

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
FIRST:             Use  . . . . . . . . . . . . . . . . . . . . . . . . . .    2
SECOND:            Rent . . . . . . . . . . . . . . . . . . . . . . . . . .    2
THIRD:             Repairs, Machinery, Cleaning and Waste . . . . . . . . .    2
FOURTH:            Alterations and Fixtures . . . . . . . . . . . . . . . .    3
FIFTH:             Compliance with Governmental Rules and Regulations . . .    5
SIXTH:             Compliance with Landlord's Rules . . . . . . . . . . . .    5
SEVENTH:           Plate Glass  . . . . . . . . . . . . . . . . . . . . . .    6
EIGHTH:            Care of Sidewalks  . . . . . . . . . . . . . . . . . . .    6
NINTH:             Landlord's Access to the Premises  . . . . . . . . . . .    6
TENTH:             Electric Current; Live Steam . . . . . . . . . . . . . .    6
ELEVENTH:          Condemnation and Demolition  . . . . . . . . . . . . . .    8
TWELFTH:           Mechanic's Liens . . . . . . . . . . . . . . . . . . . .    8
THIRTEENTH:        Subordination  . . . . . . . . . . . . . . . . . . . . .    9
FOURTEENTH:        Certificate of Occupancy . . . . . . . . . . . . . . . .    9
FIFTEENTH:         Vaults . . . . . . . . . . . . . . . . . . . . . . . . .   10
SIXTEENTH:         Liquors  . . . . . . . . . . . . . . . . . . . . . . . .   10
SEVENTEENTH:       Fire and Fire Insurance  . . . . . . . . . . . . . . . .   10
EIGHTEENTH:        Change in Use of Premises, Subletting and Assignment . .   11
NINETEENTH:        Waiver and Surrender; Remedies Cumulative  . . . . . . .   15
TWENTIETH:         Representations as to Premises, Certificate of
                   Occupancy and Use  . . . . . . . . . . . . . . . . . . .   16
TWENTY-FIRST:      Limitations of Landlord's Liability  . . . . . . . . . .   16
TWENTY-SECOND:     Indemnity by Tenant  . . . . . . . . . . . . . . . . . .   17
TWENTY-THIRD:      Notices  . . . . . . . . . . . . . . . . . . . . . . . .   18
TWENTY-FOURTH:     Insolvency . . . . . . . . . . . . . . . . . . . . . . .   18
TWENTY-FIFTH:      Remedies of the Landlord on Default, Performance . . . .   18
TWENTY-SIXTH:      Surrender at Expiration  . . . . . . . . . . . . . . . .   20
TWENTY-SEVENTH:    Quiet Enjoyment  . . . . . . . . . . . . . . . . . . . .   21
TWENTY-EIGHTH:     Tenant's Deposit . . . . . . . . . . . . . . . . . . . .   21
TWENTY-NINTH:      Elevators, Heat  . . . . . . . . . . . . . . . . . . . .   23
THIRTIETH:         Water and Sewer Rents  . . . . . . . . . . . . . . . . .   24
THIRTY-FIRST:      Sprinkler Maintenance  . . . . . . . . . . . . . . . . .   24

                                       i


                                                                            Page
                                                                            ----

THIRTY-SECOND:     Insurance  . . . . . . . . . . . . . . . . . . . . . . .   25
THIRTY-THIRD:      Default Under Other Leases . . . . . . . . . . . . . . .   25
THIRTY-FOURTH:     Work to be Done by Landlord  . . . . . . . . . . . . . .   25
THIRTY-FIFTH:      Trading with the Enemy . . . . . . . . . . . . . . . . .   25
THIRTY-SIXTH:      Marginal Notes . . . . . . . . . . . . . . . . . . . . .   25
THIRTY-SEVENTH:     . . . . . . . . . . . . . . . . . . . . . . . . . . . .   25
     (a) Real Estate and CPI Escalation . . . . . . . . . . . . . . . . . .   25
     (b) Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
     (c) Statements for the Tenant  . . . . . . . . . . . . . . . . . . . .   27
     (d) Computation of Increase in Rent Payable by the Tenant  . . . . . .   28
     (e) Inspection of Books  . . . . . . . . . . . . . . . . . . . . . . .   28
     (f) Decreases in Real Estate Taxes or Index  . . . . . . . . . . . . .   28
     (g) Real Estate Tax Refunds  . . . . . . . . . . . . . . . . . . . . .   29
THIRTY-EIGHTH:     Arrangements with Respect to the Eleventh Floor  . . . .   29
THIRTY-NINTH:      Free Rent  . . . . . . . . . . . . . . . . . . . . . . .   30
FORTIETH:          [Intentionally Omitted]  . . . . . . . . . . . . . . . .   31
FORTY-FIRST:       Conditional Termination of Existing Leases . . . . . . .   31
FORTY-SECOND:      Tenant's Use of Elevator . . . . . . . . . . . . . . . .   32
FORTY-THIRD:       Tenant's Installation of Air Conditioning Equipment  . .   33
FORTY-FOURTH:      Eighth Floor Option Space  . . . . . . . . . . . . . . .   34
FORTY-FIFTH:       Loading Dock . . . . . . . . . . . . . . . . . . . . . .   34
FORTY-SIXTH:       Tenant's Obligation to Improve the Premises  . . . . . .   34
FORTY-SEVENTH:     Right to Cancel Third Floor Lease  . . . . . . . . . . .   34
FORTY-EIGHTH:      Broker . . . . . . . . . . . . . . . . . . . . . . . . .   35


EXHIBITS AND OTHER ATTACHMENTS
-------------------------------
Exhibit A . . . . .  Portion of Basement
Exhibit B . . . . .  Portion of 8th Floor
Exhibit C . . . . .  Entire 10th Floor
Exhibit D . . . . .  Entire 11th Floor
Exhibit E . . . . .  Entire 12th Floor
Exhibit F . . . . .  Portion of 10th Floor to be Subleased to
                       Four Color Litho, Inc.
Exhibit G . . . . .  Vacant 11th Floor Space
Exhibit H . . . . .  Automatic Passenger Elevator to be used by Tenant
Exhibit I . . . . .  Manual Freight Elevator to be used by Tenant
Exhibit J . . . . .  Area on roof where Tenant's air conditioning equipment may be installed
Exhibit K . . . . .  8th Floor Option Space
Exhibit L . . . . .  Tenant's Loading Dock
Exhibit M . . . . .  Location of Tenant's Trade Machinery and
                       Equipment

                           ii


                                                                            Page
                                                                            ----
Work Sheet  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   WS-1
Rules and Regulations . . . . . . . . . . . . . . . . . . . . . . . . . .   R-1
Certificate of Occupancy  . . . . . . . . . . . . . . . . . . . . . . . .   CO-1

                             iii

     THIS LEASE made as of the first day of May, 1994 between The Rector, Church-Wardens and Vestrymen of Trinity Church in the city of New York, a religious corporation (hereafter referred to as "the Landlord"), having its offices at 74 Trinity Place, Borough of Manhattan, City, County and State of New York, and The Corporate Printing Company, Inc., a New York corporation (hereafter referred to as "the Tenant"), having its place of business at 225 Varick Street, Borough of Manhattan, City, County and State of New York.

                          W I T N E S S E T H:

     That the Landlord hereby lets and leases to the Tenant, and the Tenant hereby takes and hires from the Landlord, the following described space: a portion of the basement, a portion of the 8th floor, the entire 10th floor, the entire 11th floor and the entire 12th floor as hatched in red on the diagrams attached hereto and made part hereof and marked Exhibit "A", "B", "C", "D", and "E", respectively, (such space is hereafter referred to as "the premises") in the building known by street number as No. 225 Varick Street in the Borough of Manhattan, City, County and State of New York (hereafter referred to as "the building"), with the privilege to the Tenant of using (subject to such rules and regulations as the Landlord shall from time to time prescribe) the necessary entrances and appurtenances to the premises, reserving to the Landlord all other portions of the building not herein specifically demised, for a term to commence on the first day of November, 1994, at noon, Standard Time, and to expire on the thirty-first day of October, 2014, at noon, Standard Time (or until such term shall sooner cease and expire or be terminated as hereafter provided), at the fixed rent at the annual rates as follows:

                                               Annual Rate
      Period                                  of Fixed Rent
      ------                                   -----------
November 1, 1994 to October 31, 2001  . . . .  $  688,619.00
November 1, 2001 to October 31, 2009  . . . .  $1,180,038.00
November 1, 2009 to October 31, 2014  . . . .  $1,412,525.00

Such fixed rent is payable at the offices of the Landlord in equal monthly installments equal to 1/12th of the rent at the annual rates as above prescribed for the respective periods in which they are payable, in advance without demand therefor an installment equal to the amount of the rent payable under this lease for the first month of the term for which rent is payable upon the execution hereof by the Tenant, and thereafter, on the first day of each month during said term, in lawful money of the United States, plus, (i) when due or demanded, such as shall be provided hereafter are payable by the Tenant as additional rent, and (ii), should the Tenant at the commencement of the term of this lease be in default in the payment of rent to the Landlord pursuant to the terms of any prior lease with the Landlord, or with a predecessor in interest of the Landlord, the amount of such arrears, which the Landlord may at its option and without notice thereof to the Tenant, add to any monthly installments of rent due under this lease. The Landlord agrees to give the Tenant notice of any default under the prior lease no later than November 12, 1994. As of May 12, 1994, the Tenant was not in default in the payment of rent or additional rent under the terms of the existing prior lease between the Landlord and the Tenant.

     THE ABOVE LETTING IS UPON THE FOLLOWING COVENANTS AND CONDITIONS, each and every one of which the Tenant covenants and agrees with the Landlord to keep and perform, and the Tenant agrees that the covenants herein contained on the part of the Tenant to be performed shall be deemed conditional limitations, as well as covenants and conditions:

     FIRST: USE. (a) The Tenant shall use the premises only for offices, storage and the operation of Tenant's general printing business including the use of printing presses photocopying, document reproduction, info wiring and any use or activity incidental thereto.

     (b) If any portion of the premises consists of basement space, such portion shall be used only for storage purposes.

     (c) No auction sale and no other sale of all or substantially all of the Tenant's property, stock, fixtures and machinery, except a sale made in connection with an assignment of this lease to another tenant for which the Landlord's consent shall have been obtained, shall be held at the premises unless the provisions of Article Twenty-Ninth (b) of this lease shall have been complied with.

     SECOND: RENT. (a) The Tenant shall pay the rent and additional rent as provided in this lease.

     (b) If any installment or installments of rent or additional rent or any service charge shall not be paid within fifteen (15) days following the date on which the same shall be due and payable pursuant of this lease, provided that the Tenant has failed to pay such amount within ten (10) days after receipt of written notice from the Landlord, then, in addition to, and without waiving or releasing, any other rights and remedies of the Landlord, the Tenant shall pay to the Landlord a late charge of one and one (1%) percent per month computed (on the basis of a 30-day month) from the date of such notice from the Landlord to the date of payment of the installment on the amount of each such installment or installments, as liquidated damages for Tenant's failure to make prompt payment, and the same may be collected on demand as additional rent in accordance with the provisions of Article Twenty-Third of this lease.

     THIRD: REPAIRS, MACHINERY, CLEANING AND WASTE. (a) The Tenant shall take good care of the premises and the fixtures, appurtenances, equipment and facilities therein and shall make, as and when needed, all repairs in and about the premises required to keep them in good order and condition reasonable wear and tear and damage by casualty except covered by insurance maintained by the Landlord; such repairs to be equal in quality of the original work provided that the Tenant shall not be obligated for structural or exterior repairs to the building or for repairs to the systems and facilities of the building for the use or service of tenants generally, other than fixtures, appurtenances, equipment and facilities in the premises, except where structural or exterior repairs or repairs to such systems and facilities are made necessary by reason of one or more of the occurrences described below in clauses (i) through (iv) of this Article Third (a). Should the Tenant fail to repair any condition in or about the premises or the fixtures, appurtenances, equipment and facilities therein which is of such a nature that its neglect would result in damage or danger to the building, its fixtures, appurtenances, facilities and equipment, or to its occupants (of which nature the Landlord shall be the judge) or, in the case of repairs of any other nature, should the Tenant have failed to make the required repairs or to have begun in good faith, the work necessary to make them within five business days after notice from the Landlord of the condition requiring repair, the Landlord may, in either such case, immediately enter the premises and make the required repairs at the expense of the Tenant. The Landlord may make, at the expense of the Tenant, any repairs to the building or to its fixtures, appurtenances, facilities or equipment, whether of a structural or any other nature, which are required by reason of damage or injury due (i) to the negligence or the improper acts of the Tenant or its employees, agents, licenses or visitors; (ii) to the moving, into or out of the building, of property being delivered to or taken from the premises; (iii) to the installation, repair or removal of the property of the Tenant in the premises; or (iv) to the faulty operation of any machinery, equipment, or facility installed in the premises by or for the Tenant. The Tenant will pay the cost of any repairs made by the Landlord pursuant to this paragraph upon presentation of bills therefor, or the Landlord may, at its option, add such amounts to any installment or installments of rent due under this lease and collect the same as additional rent. The liability of the Tenant under this Article Third shall survive the expiration or other termination of this lease.

     (b) If the Tenant shall install or maintain machinery or manufacturing equipment of any description in the premises, the operation of which produces noise or vibration which is transmitted beyond the premises and the Landlord deems it necessary that the noise or vibration of such machinery or equipment be diminished, eliminated, prevented or confined to the premises, the Landlord may give written notice to the Tenant, requiring that the Tenant provide and install rubber or other approved settings for absorbing, preventing or decreasing the noise or vibration of such machinery or equipment within fifteen (15) days. The judgment of the Landlord of the necessity of such installation shall be conclusive, and the installation shall be made in such manner and of such material as the Landlord may direct. Should the Tenant fail to comply with such request within fifteen (15) days, the Landlord, provided ten (10) days notice is afforded Tenant, may do the work necessary to absorb, prevent or decrease the noise or vibration of such machinery or equipment and the Tenant will pay to the Landlord the cost of such work upon demand or such cost may, at the option of the Landlord, be added to any installment or installments of rent under this lease and shall be payable by the Tenant as additional rent.

     (c) The premises shall be kept clean and in order by the Tenant, at the Tenant's expense, and to the satisfaction of the Landlord. The Tenant shall, at its own expense, clean the interior and exterior surfaces of the windows at such times as the windows become dirty (however, not more often than two times per year) to a degree which, in the judgment of the Landlord, adversely affects the appearance of the building or the premises. Such window cleaning shall be done in a manner which complies with the requirements of this lease and all applicable laws and regulations. The Tenant shall, at its own expense, remove from the building any and all rubbish, refuse and waste originating in the premises of the Tenant or cause the same to be removed. The removal of such refuse, rubbish and waste shall be subject to such results and regulations as to time and manner of removal as, in the judgment of the Landlord, are necessary for the proper operation of the building. In the event that the Tenant shall fail to clean the windows or remove its refuse, rubbish and waste, provided ten (10) days notice is afforded Tenant, such cleaning or removal may be done by the Landlord, and the Tenant shall pay to the Landlord the actual and reasonable cost of the cleaning of the windows or the removal of any of the Tenant's refuse, rubbish and waste from the building. Bills for the same shall be rendered by the Landlord to the Tenant at such times as the Landlord may elect and shall be due and payable within ten (10) days from when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Should the Landlord clean the windows or remove the rubbish of the Tenant and of other tenants, the cost of such cleaning or removal shall be apportioned as between the Tenant and such other tenants respectively on the basis of the number of windows or the respective approximate quantities of such rubbish and waste as the case may be. The Landlord's apportionment of such respective quantities shall be conclusive on the parties.

     FOURTH: ALTERATIONS AND FIXTURES. (a) The Tenant shall not make any alteration, addition or improvement in or upon the premises cost of which exceeds $50,000, (excluding painting, wall covering, floor covering or other interior decoration), nor incur any expense therefor, without having first obtained the written consent of the Landlord therefor which shall not be unreasonably withheld or delayed and such approval shall be deemed granted if Tenant is not notified in writing of the Landlord's basis for withholding such approval within ten
(10) days of notifying Landlord thereof. If the Tenant shall desire to make alterations, decorations, additions or improvements to fit out the premises for the Tenant's use which will not adversely affect the structure of the building or the operation of any of the systems or facilities of the building for the use of all tenants or violate the requirements of government hereafter referred to and if the Tenant shall furnish the Landlord with the Tenant's plans and specifications for the proposed alteration, decoration, addition or improvement in sufficient detail to permit the Landlord to determine that the same will comply with the requirements of this subdivision (a), the Landlord's approval will not be unreasonably withheld or delayed and such approval shall be deemed granted if Tenant is not notified in writing of the Landlord's basis for withholding such approval within ten (10) days of notifying Landlord thereof. Whenever any alterations, decorations, additions or improvements of the premises are made by the Tenant, the Tenant shall not, knowingly, employ or permit to be employed therein any labor which will cause strikes or labor troubles with other employees in the building employed by the Landlord or its contractors. All alterations, decorations, additions or improvements shall be made and installed in a good and workmanlike manner and shall comply with all requirements, by law, regulation or rule, of the Federal, State and City Governments and all subdivisions and agencies thereof, and with the requirements of the New York Fire Insurance Exchange, New York Board of Fire Underwriters and all other bodies exercising similar functions, and shall conform to any particular requirements of the Landlord, which shall be reasonably expressed in its consent for the making of any such alterations, decorations, additions, and improvements. Any such work once begun shall be completed with all reasonable dispatch, but shall be done at such time an in such manner as not to interfere with the occupancy of any other tenant or the progress of any work being performed by or on account of the Landlord. If requested to do so by the Tenant in connection with the Landlord's approval of any alteration, decoration, addition or improvement, the Landlord will advise the Tenant whether the alteration, decoration, addition or improvement will be required to be removed by the Tenant at the expiration or earlier termination of this lease or may remain upon the premise to become the property of the Landlord. If no such advice is given by the Landlord, the provision of subdivision (b) of this Article Fourth shall apply.

     (b) All alterations, decorations, additions or improvements, which may be made or installed in or upon the premises (whether made during or prior to the term of this lease or during the term of any prior lease of the premises by the Landlord, the Tenant or any previous tenant), except the furniture, trade equipment of any kind, trade fixtures, stock in trade, and like personal property of the Tenant, shall be conclusively deemed to be part of the freehold and the property of the Landlord, and shall remain upon the premises, and, upon the expiration or any termination of the term of this lease, shall be surrendered therewith as a part thereof, unless the Landlord shall, prior to the expiration or termination of the term, notify the Tenant that any or all of such alterations, decorations, additions or improvements shall be removed, in which event, the Tenant shall remove the same in accordance with the Landlord's notice at its own cost and expense at of prior to the expiration or termination of the term. The Tenant, at or prior to the expiration or any termination of the term of this lease shall, at its own expense, remove all its furniture, trade fixtures, stock in trade and like personal property. The Tenant shall restore and repair, at its own cost and expense, any damage or disfigurement of the premises occasioned by any such removals or remaining ten (10) days after notice to Tenant after such removals, so as to leave the premises in good order and condition or, the Landlord, at its option, may do such restoration and repair and the Tenant will pay the cost thereof upon demand.

If any furniture, trade fixtures, stock in trade or other personal property of the Tenant shall not be removed at the expiration or any termination of this lease, the Landlord, at the Landlord's option, may treat the same as having been irrevocably abandoned, in which event the Tenant shall have no further right, title or interest therein and the Landlord may remove the same from the premises, disposing of them in any way which the Landlord sees fit to do, and the Tenant shall, on demand, pay to the Landlord the actual and reasonable expense incurred by the Landlord for the removal thereof, as well as the cost of any restoration of the premises above provided. The Tenant's obligations under this subdivision (b) of this Article Fourth shall survive the expiration of this lease.

     (c) The Landlord may at any time during the term of this lease change the arrangement or location of the entrances or passageways, doors and doorways, and the corridors, elevators, stairs, toilets (except for toilets on floors where the Tenant leases the entire floor) or other parts of the building used by the public or in common by the Tenant and other tenants (including, without limitation, the conversion of elevators from a manually operated to an automatic self-service basis) provided no such change in arrangement shall materially reduce the size of the premises or materially impair access to the premises, and may alter the staffing of the building and the scale and manner of the operation thereof, provided that the services to which the Tenant is entitled as specified in this lease are not diminished and may alter the facilities, fixtures, appurtenances and equipment of the building as it may deem the same advisable, or as it may be required so to do by any governmental authority, law, rule or regulation. The Landlord may, after reasonable notice, change the name, street number or designation by which the building is commonly known. To the extend any portion of the premises becomes unuseable for Tenant's business, due to Landlord's work, the rent and additional rent shall abate with respect thereto.

     FIFTH: COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS. The Tenant shall promptly comply, at the Tenant's own expense, with all laws, ordinances, regulations and requirements of the City, State and Federal Governments, and all subdivisions and agencies thereof, and the New York Fire Insurance Exchange, the New York Board of Fire Underwriters, and of any fire insurance rating organization, and of all other departments, bureaus, officials, boards and commissions with regard to the premises or the use thereof by the Tenant, provided that the Tenant shall not be required to make alterations or additions to the premises, except where the same are required by reason of the nature of the Tenant's use of the premises, the manner in which it business is carried on in the premises or a failure on the part of the Tenant to conform to the provisions of this lease. The Tenant will not permit the maintenance of any nuisance upon the premises or permit its employees, licensees or visitors to do any illegal act therein, or in and about the building. If any such law, ordinance, regulation or requirement shall not be promptly complied with by the Tenant, then the Landlord may after providing Tenant with ten (10) days prior notice, at its option, enter upon the premises to comply therewith, and should any fine or penalty be imposed for failure to comply therewith or by reason of any such illegal act, the Tenant agrees that the Landlord may, at its option, pay such fine or penalty, which the Tenant agrees to repay to the Landlord, with interest from the date of payment, as additional rent.

     SIXTH: COMPLIANCE WITH LANDLORD'S RULES. The Tenant and the Tenant's employees, and any other persons subject of the control of the Tenant, shall well and faithfully observe all the rules and regulations annexed hereto, and also any and all reasonable rules and regulations affecting the premises, the building or the equipment, appurtenances, facilities and services thereof, hereafter promulgated by the Landlord. The Landlord may at any time, and from time to time, prescribe and regulate the placing of safes, machinery, quantities of merchandise and other things, and regulate which elevator and entrance shall be used by the Tenant's employees, and for the Tenant's shipping; and may make such other and further rules and regulations as in its reasonable judgment may, from time to time, be needed or desirable for the safety, care or cleanliness of the building and for the preservation of good order therein.

     The type and location of the Tenant's trade machinery and equipment is indicated on Exhibit "M" hereto and the Landlord approves the location of such machinery and equipment.

     SEVENTH: PLATE GLASS. [Intentionally Omitted]

     EIGHTH: CARE OF SIDEWALKS. [Intentionally Omitted]

     NINTH: LANDLORD'S ACCESS TO THE PREMISES. (a) The Tenant shall, without in any way affecting the Tenant's obligations hereunder, and without constituting any eviction, permit the Landlord and its agents: (i) during regular business hours on reasonable prior notice; to enter the premises and have access thereto, for the purpose of inspecting or examining them during regular business hours on reasonable prior notice; (ii) to enter the premises to make repairs and alterations, and to do any work on the premises and any work in connection with excavation or construction on any adjoining premises or property (including, but not limited to, the shoring up of the building) and to take in any of the foregoing instances, any space needed therefor; and
(iii) during the six months preceding the termination hereof, to place and maintain thereon the usual "for rent" notices. The Tenant shall permit the Landlord to erect and maintain ducts, pipes and conduits in and through the premises, provided such are "boxed-in". In the exercise of the rights of the Landlord reserved under clause (ii) or under the next preceding sentence of this subdivision (a) of Article Seventh the Landlord will do so in a manner which minimizes the interference with the Tenant's use of the premises so far as practicable and where ducts, pipes or conduits are to be erected through the premises will locate them along walls or ceilings wherever practicable. The Landlord will exercise its rights under the preceding sentence in a manner which will no unnecessarily interfere with the operation of the Tenant's business or disfigure or impair the usefulness of the premises.

     (b) If the Tenant or an officer or authorized employee of the Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible hereunder, the Landlord or the Landlord's agents, may, in the case of an emergency of the Tenant's repeated refusal to grant the Landlord access, enter the same by a master key, or may forcibly enter the same without rendering the Landlord or such agents liable therefor (if during such entry the Landlord shall accord reasonable care to the Tenant's property) and without in any manner affecting the obligations and covenants of this lease and in no event shall any such entry by the Landlord or its agents be deemed an acceptance of a surrender of this lease, either expressed or implied, nor a waiver by the Landlord of any covenant of this lease on the part of the Tenant to be performed.

     TENTH: ELECTRIC CURRENT; LIVE STEAM. (a) Electric current is to be supplied by the Landlord. The Tenant covenants and agrees to purchase the Tenant's requirements therefor at the premises from the Landlord or the Landlord's designated agent at 110% of the rates set forth in the rate schedule of Consolidated Edison Company of New York, Inc. applicable to the building (or the conjunctional group in which the building is included), plus any sales or use tax or other governmental charge or levy; provided, however, that if such rate schedule includes any adjustment for time-of-day for either demand or consumption, the rate applicable to the Tenant's demand for and consumption of electricity, shall be that specified for the peak period. The calculation of the rate shall include the effect of all direct and indirect charges which affect the cost of the electricity, including without limitation, consumption charges, demand charges and fuel cost escalation charges. In the event that the Tenant is required to pay New York City or New York State tax on any amount payable pursuant to this paragraph (a), then the amount payable by the Tenant hereunder for electricity shall be reduced by the amount of such taxes; provided, however, that in the event that the Landlord continues to own the building, in no event shall such amount, as so reduced, be less than 105% of the rates set forth in the rate schedule of Consolidated Edison Company of New York, Inc. applicable to the building.

      (b) Where more than one meter measures the service of the Tenant in the building, the service rendered through each meter may be computed and billed separately in accord with the rates herein provided for. No current shall be furnished until the equipment of the Tenant has been approved by the proper authorities, and after such approval, no changes shall be made in such equipment which would cause an increase in consumption beyond the capacity available to the premises. The Tenant shall pay, upon demand, the bills for electric current furnished and the use of meters. The Tenant shall comply with such rules, regulations and contract provisions as are customarily prescribed by public service corporations supplying such services, for consumption similar to that of the Tenant. Landlord shall repair and maintain all risers, feeders and other electrical equipment used to supply electricity to the tenants in the building generally and to replace same at its own expense when necessary.

      (c) Provided electrical service is discontinued to all tenants in the building, The Landlord may discontinue the supply of electric current under subdivision (a) at any time on sixty (60) days' notice to the Tenant without being liable to the Tenant therefor or without in any way affecting this lease or the liability of the Tenant hereunder or causing the diminution of rent, and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule, or regulation now or hereafter enacted, promulgated, or issued. Should the Landlord give such notice of discontinuance, the Tenant shall make the Tenant's own arrangements to receive such service direct from such public utility corporation serving the building and the Landlord shall permit the Landlord's wires, conduits and meters, to the extent to which they are safely available for such use and to the extent to which they may be used under any applicable governmental regulations or the regulations of such public utility, to be used for the purpose. Should any additional or other wiring, conduits, meters or any other or different distribution equipment be required in order to permit the Tenant to receive such service directly from the public utility, the same will be installed as the Landlord shall elect, either by the Landlord, at the sole cost and expense of the Tenant, or by the Tenant at the Tenant's sole cost and expense, except that the Landlord shall pay any fee required to permit the building to be connected to the electrical distribution system of Consolidated Edison. In the case of central distribution equipment which is used in connection with the distribution or metering of current supplied to the Tenant and other tenants of the building, and which is required to be installed under governmental regulations or the regulation of such utility, the cost of installation thereof will be prorated among the several tenants, serviced through the distribution facility in the proportion which their average consumption of electric current over the next preceding period of not less than six months' duration bears to the total consumption of electric current by all tenants during such period, and the Tenant shall pay to the Landlord the Tenant's share of such cost of installation, apportioned as above, within ten (10) days following receipt of a statement showing the cost of the distribution equipment and the manner in which the cost has been allocated to the Tenant. Should the supply of electric current by the Landlord be discontinued, but not as a result of the Landlord's election to discontinue the supply of current, then the Tenant shall, at the Tenant's expense, install all wiring, metering and distribution facilities which are required in order to permit the Tenant to purchase the Tenant's requirements for electric current for the premises from such utility and may discontinue the use of the Landlord's electric wires, cables, meters and distribution facilities. All such facilities installed by the Tenant shall be installed in a workmanlike way which complies with applicable governmental regulations and the regulations of the public utility. The Landlord will in any such case permit any pipe-chases or channels available in the building to be used by the Tenant for the Tenant's cables and conduits, to the extent that the same may be available and may be safely used for the purpose.

      (d) The Landlord shall not in any way be liable or responsible to the Tenant for any loss or damage or expense which the Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for the Tenant's requirements, provided such is not caused by any action of the Landlord, nor shall the Landlord be in any way responsible for any interruption of service due to breakdowns, repairs, malfunction of electrical equipment or any other cause relating to electrical service which is beyond the Landlord's reasonable control.

      (e) If there be any facilities for the supply of live steam in the building, such steam shall be supplied to the Tenant only if separate agreements are made therefor and pursuant to such arrangements. In the event that such separate agreements shall be made, the appropriate provisions of this Article Tenth shall be applicable thereto.

      ELEVENTH: CONDEMNATION AND DEMOLITION. If the premises or any part thereof shall be taken or condemned for any public or quasi public use, this lease and the term hereby granted shall terminate on the date when title vests in the condemnor and the Tenant shall have no claim for the value of any unexpired portion of the term of the lease. If any other part of the building shall be so taken and such taking shall, in the judgment of the Landlord, make the operation of the building impractical, unprofitable or uneconomical (even though no part of the premises be taken), the Landlord may, at its option, give to the Tenant, at any time after the vesting of title and prior to the actual taking of possession, thirty (30) days' notice of intention to terminate this lease, and upon the date designated in such notice, this lease and the term hereby granted shall terminate. In no event shall any condemnation award be apportioned, and the Tenant hereby assigns to the Landlord all right and claim to any part of such award, but the rent, and all other sums payable by the Tenant, shall be apportioned as of the date of any such termination of this lease, provided that nothing contained in the foregoing portion of this Article Eleventh shall be deemed to prevent the Tenant's making claim for and retaining an award for the damage to or loss of value of its trade fixtures, unexpired term of the lease, or from making claim for and retaining any award which may be made to the Tenant for Tenant's moving expenses if, and to the extent that, the award to be claimed and retained by the Tenant is independent of and does not result in a diminution of the award to the Landlord for the taking of the land, building and the Landlord's other property.

      TWELFTH: MECHANIC'S LIENS. The Tenant will not permit, during the term hereby granted, any mechanic's or other lien or order for payment of work, labor, services, or materials furnished or to be furnished to Tenant to attach to or affect the premises or any portion thereof, and agrees that no such lien or order shall under any circumstances attach to or affect the fee, leasehold or other estate of the Landlord herein, or the building. The Tenant's obligation to keep the premises in repair, and any right of the Tenant to make alterations therein, and the Landlord's consent to make any alterations or improvements, shall not be construed as the permission, consent or request of the Landlord to the furnishing of any such work, labor or materials within the meaning of any present or future lien law. Notice is hereby given that the Tenant has no power, authority or right to do any act or to make any contract which may create, or be the foundation for, any lien upon the fee or leasehold estate of the Landlord in the premises or upon the land or buildings of which they are a part of the improvements now erected or hereafter to be erected upon the premises or the land or building of which the premises are a part; and if any such mechanic's or other lien or order shall be filed against the premises or the land or building of which the premises are a part, the Tenant shall, within thirty
(30) days thereafter, discharge said lien or order by payment, deposit or by bond fixed in a proper proceeding according to law. If the Tenant shall fail to take such action, or shall not cause such lien or order to be discharged within thirty (30) days after receipt of notice of the filing thereof, the Landlord may pay the amount of such lien or discharge the same by deposit or by bond or in any other manner according to law, and pay any judgment recovered in any action to establish or foreclose such lien or order, and any amount so paid, together with the expenses incurred by the Landlord, including all attorneys' fees and disbursements incurred in any defense of any such action, bonding or other proceeding, shall be deemed additional rent.

      THIRTEENTH:  SUBORDINATION.   (a) This lease, and all the rights of the
Tenant hereunder, are and shall be subject and subordinate to any and all mortgages or liens, now existing or hereafter created, either in whole or in part on the building, or the land on which it stands, and also to any and all other mortgages covering other lands or lands and buildings, which may now or hereafter be consolidated with any mortgage or mortgages upon the building and the land on which it stands or which may be consolidated and spread to cover the building and such land and any such other lands or lands and buildings, and any extension, renewal or modification of any such mortgages, and to any and all underlying leases of record, or hereafter to be recorded, against the building or the land on which it stands, and any extensions, renewals or modification hereof.

      The Landlord represents that the building and the land on which it is located are not subject to the lien of any mortgage or to any underlying ground lease. The Landlord shall obtain from any future mortgagee or from any future lessor of any underlying lease, an agreement to the effect that, so long as the Tenant shall not be in default under the terms of this lease, the Tenant shall not be made party to any proceeding to foreclose the mortgage or to terminate the underlying lease; and that the Tenant's possession of the premises under the term of this lease, shall not be terminated or disturbed as a result of the foreclosure of any mortgage or termination of any underlying lease. The Tenant agrees it will execute any agreement consistent with the foregoing provisions which may be required to confirm the subordination of this lease subject to the non-disturbance provisions above outlined. In any such agreement the The Tenant shall agree that, in the event that the mortgagee shall succeed to the rights of the Landlord herein named, or if any Landlord of any underlying lease shall succeed to the position or the Landlord under this lease, then the Tenant will recognize such successor Landlord as the Landlord of this lease and pay the rent and attorn to and perform the provisions of this lease for the benefit of any such successor Landlord.

      FOURTEENTH: CERTIFICATE OF OCCUPANCY. The Tenant shall immediately discontinue any use of the demised premises, which may, at any time, be claimed or declared by the City or State of New York or other governmental authority to be in violation of or contrary to the certificate of occupancy of the building, or by reason of which any attempt may be made to penalize the Landlord or require the Landlord to secure any certificate of occupancy other than the one, if any, now issued for the building.

      FIFTEENTH: VAULTS. Landlord represents and warrants to Tenant that the premises do not include any vault space, and Tenant shall not be responsible for the payment of any vault charge or tax, if any, imposed by any governmental authority.

      SIXTEENTH: LIQUORS. Neither the Tenant nor any occupant of the premises or of any part thereof shall at any time during the continuance of the term, sell, traffic in, expose for sale, dispense or give away, upon any part of the premises, any strong or spirituous liquor, wine, ale or beer, or take or have a license for such sale. The provisions of this Article Sixteenth will not be deemed violated by a continuation of the Tenant's practice of affording hospitality to customers employing its printing services, including the service of alcoholic beverages; it being understood that there will be no dispensing in any way of alcoholic beverages to any employees of the Landlord or to any part of the public other than the customers of the Tenant's printing services.

      SEVENTEENTH: FIRE AND FIRE INSURANCE. (a) If the premises shall be damaged by fire, action of the elements or other casualty or cause which is within the risks covered by insurance carried by the Landlord, the Tenant shall give immediate notice thereof to the Landlord, and said damage shall be repaired by the Landlord, at the Landlord's expense, with all reasonable speed, making due allowance for delay due to labor troubles, settlement of loss and other causes beyond the control of the Landlord, and the Tenant shall, in every reasonable way, facilitate the making of such repairs, and (unless the fire shall be due to the negligence or other fault of the Tenant or its employees) the rent (and the additional rent) shall be suspended during such period as the premises shall have been rendered wholly untenantable and, in the event that the premises are rendered partially untenantable, the rent shall be abated during such period, in the proportion which the area of the premises which is rendered untenantable bears to the area of the whole premises, but no damage to the premises or the building by fire, or other cause, however extensive, shall terminate this lease, or give the Tenant the right to quit and surrender the premises, or impair any obligation of the Tenant hereunder, except with respect to the payment of rent (and with respect thereto the extent above provided) and except that (i) if the damage shall be so extensive that the Landlord shall determine to demolish or substantially alter the building, the Landlord may at any time within thirty (30) days following the occurrence of the damage give to the Tenant thirty (30) days' notice of intention to terminate this lease; (ii) if the damage to the premises is substantial so that the whole or substantially the whole of the premises is rendered untenantable by the Tenant and the Landlord does not repair the damage to the premises and, in fact, commence repair within thirty (30) days of such notice so that the premises are again usable by the Tenant within a period of not more than 120 days following the occurrence of the damage subject to delays due to causes of the kinds described in Article Thirty-Fourth of this lease, the Tenant may cancel this lease by notice given within ten (10) days following the expiration of the said
30-day period for the Landlord's notice of election to repair. If notice of election to terminate this lease shall be given as above provided, then, upon the date for termination designated in any such notice this lease and the term hereby granted shall terminate and the rent shall be apportioned as of the date of the damage or as of such later date as the Tenant may actually surrender possession. Nothing herein contained shall be deemed to obligate the Landlord to restore the Tenant's trade fixtures, stocks, furnishings or other property remaining the property of the Tenant.

      (b) The Tenant further agrees not to permit any act to be done or anything brought into or kept upon the premises which will void or avoid the insurer's liability under any contract of fire insurance on the building or its contents or increase the rate of insurance upon the building. Should the fire insurance rate on the building be increased beyond the present rate, by reason of

Tenant's failure to comply with the terms hereof, the Tenant agrees to pay to the Landlord, on demand, the additional cost of such insurance, or, at the option of the Landlord, the same may be added to any installment of rent and be payable as additional rent. The schedule of the makeup of a rate issued by an authorized rating organization shall be conclusive evidence of the facts therein stated and of the items in the rate applicable to the premises.

      (c) The Landlord, as to the premises, and the Tenant, as to the improvements made therein at the Tenant's expense and all of the Tenant's stock, trade fixtures and other property in the premises, hereby release one another from all liability for any loss or damage caused by fire or any of the risks enumerated in standard extended coverage insurance. This release is conditioned upon the inclusion in their respective policies of insurance of a provision stating that such release shall not adversely affect said policies or prejudice any right of the insured to recover thereunder. The Landlord and Tenant agree that their respective insurance policies will include the aforesaid provision so long as the same is obtainable without extra cost or if extra cost be charged, so long as the party for whose benefit the clause is obtained shall pay such extra cost. If extra cost shall be chargeable therefor the party so affected shall advise the other thereof and of the amount of the extra cost and the other party at its election may pay the same or decline to so pay in which event the release from liability given to said party by this Article Seventeenth (c) shall be deemed to be withdrawn and of no force and effect.

      (d) The parties hereto shall each use their best efforts to procure and maintain in force and effect an appropriate clause in, or endorsement on, any fire or extended coverage insurance covering the demised premises and the building and the personal property, fixtures and equipment located therin or thereon, pursuant to which the insurance companies waive subrogation, provided such waiver is procurable without additional premium, and, having obtained such clause or endorsement of waiver or subrogation, every party hereby agrees that it will not make any claims against or seek to recover from the other for any loss or damage to its property or of others, covered by such fire and extended coverage insurance; provided, however, that the release, discharge, exoneration and covenant not to sue herein contained shall be limited to the terms and provisions of the waiver of subrogation clauses and/or endorsements and shall be co--extensive therewith. If such waiver of subrogation shall be procurable only by payment of an additional premium therefor, notice of such requirement shall be furnished to the other party and if such other party fails to pay such additional premium, then the provisions hereof shall not be applicable to such other party.

      EIGHTEENTH: CHANGE IN USE OF PREMISES, SUBLETTING AND ASSIGNMENT. (a) The use to be made of the premises by the Tenant and the identity of the
Tenant being among the inducements to the making of this lease by the Landlord, the Tenant shall not, except in accordance with the terms of this Article, (i) use or permit the premises or any part thereof to be used for any purposes other than those specified in the lease, (ii) sublet or underlet the premises or any part thereof, (iii) permit the premises or any part thereof to be occupied by anyone other than the Tenant or it officers or employees, (iv) mortgage or encumber; this lease or any interest therein, (v) assign or transfer, by operation of law or otherwise, this lease or any interest therein.

      (b) The Tenant shall not, without having first obtained the Landlord's prior written consent thereto, (i) use or permit the premises or any part thereof to be used for any purposes other than those specified in the lease, or (ii) mortgage or encumber this lease or any interest therein. The Landlord agrees that if, in connection with a proposed assignment of the lease or subletting of the premises, the Tenant requests a change in the purposes for which the premises may be used, the Landlord will not unreasonably withhold its consent, bearing in mind that the Landlord is a religious institution..

     (c) The Tenant shall not, except in accordance with the provisions of paragraphs (d) through (l) of this Article, (i) assign or transfer, by operation of law or otherwise, this lease or any part therein, (ii) sublet or underlet the premises or any part thereof, or (iii) permit the premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees.

     (d) If the Tenant shall desire to assign this lease or to sublet the whole or any part of the premises or to permit the premises to be occupied by any person other than the Tenant, the Tenant will notify the Landlord as to
(i) the action which the Tenant proposes; (ii) the portion of the premises with respect to which the Tenant proposes to take such action (the "Affected Premises"); (iii) the name and business address of the proposed assignee, sublessee or occupant (the "Proposed Undertenant"), (iv) the name and residence address of the officers and principal stockholders of the Proposed Undertenant, if a corporation is involved or the names and residence addresses of the general partners thereof if a partnership or joint venture is involved; (v) the information, in reasonable detail, as to the Proposed Undertenant which is required to permit the Landlord to make the determinations described in paragraph (h) below; (vi) the terms upon which the Tenant proposes to assign this lease or sublet the premises or permit the premises to be occupied by the Proposed Undertenant (including the terms under which any additions, alterations or decorations are to be made to the Affected Premises and the terms on which the Proposed Undertenant is to buy or lease any fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property from the Tenant; and (vii) the name and address of any real estate broker or other person to whom a commission may be owed by any person in connection with such assignment, subleasing or occupation. (The Tenant's notice of desire to assign, sublease or permit occupancy of the Affected Premises by others, with the information prescribed above is hereafter referred to as a "Tenant's Subleasing Notice").

     (e) By written notice executed by the Landlord and delivered to the Tenant within thirty (30) days following receipt of the Tenant's Subleasing Notice (for the purposes hereof such notice shall not be deemed to have been received by the Landlord until all of the information required by paragraph
(d) above shall have been furnished to the Landlord), the Landlord shall and if the Landlord fails to respond in such 30 day period, the Landlord will be deemed to have consented to the subletting or assignment requested by the Tenant.

     (f) In the event of a proposed assignment of this lease or the subleasing or occupation of the entire premises subject to this lease for the then remaining balance of the term of this lease, (i) the Landlord may elect to require the Tenant to surrender the premises to the Landlord and terminate this lease with respect to the premises on the last day of the second complete calendar month following the Tenant's Subleasing Notice and comply with the provisions of this lease respecting surrender at the end of the term not later than such date or (ii) the Landlord may give its consent to any such assignment, sublease or occupation. Any subletting or occupancy by a third party as a consequence of which 25% or less in an area of the Premises shall remain in occupancy by the Tenant herein named may, at the Landlord's option, be considered a subleasing of the whole of the Premises. The Landlord will not elect to require the Tenant to surrender the premises and will not unreasonably withhold its consent to an assignment or subleasing proposed by the Tenant in connection with the sale of all or substantially all of the business operations and assets of the Tenant.

     (g) In the event of a proposed subleasing or occupation of all or any portion of the premises subject to this lease for the then remaining balance term of this lease, (i) the Landlord may elect to require the Tenant to surrender to the Landlord and vacate the Affected Premises not later than the date upon which the proposed subleasing or occupation is proposed to commence and comply on such date with the provisions of this lease as to surrender at the expiration of the term with respect to the Affected Premises, and the Tenant shall, at its expense, erect the partitioning required to separate the Affected Premises from the remainder of the premises, create any doors required to provide an independent means of access to the Affected Premises from elevators and lavatories and to segregate the wiring and meters and electric current facilities, so that the Affected Premises may be used as a unit for commercial purposes, separate from the remainder of the premises remaining in occupation of the Tenant; in which event the rent and all additional rent payable under this lease shall be reduced proportionately with the diminution in the area of the premises upon surrender of the Affected Premises; or (ii) the Landlord may give its consent to any such sublease or occupation.

     (h) In the case of an assignment or subletting, the Landlord shall be under no obligation to consent thereto or to select one of the alternatives set forth in paragraph (f) above, unless the Landlord's investigation of the financial standing of the proposed assignee discloses that there is no reason to doubt the financial ability of the assignee to carry out its obligations under this lease for the balance of the term and the Landlord's investigation of the manner in which the proposed assignee conducts its business indicates that the assignee will conduct its business in the premises in conformity with the requirements of this lease or that there will be no interference with the orderly conduct of their business and the enjoyment of their premises by other tenants in the building. In the case of a sublease or occupation, the Landlord shall be under no obligation to consent thereto or select one of the alternatives set forth in paragraph (f) or (g) above, as the case may be, unless the Landlord's investigation of the nature of the business of the proposed sublessee or occupant or the manner in which the proposed sublessee or occupant will conduct such business indicates that there is no reason to doubt that such business will be conducted in conformity with the requirements of this lease and that the use of the premises by the proposed sublessee or occupant will not result in damage to or deterioration of the premises or the building, or interfere with the orderly conduct of their businesses and the enjoyment of their premises by other tenants in the building. The Landlord shall be under no obligation to consent to any assignment of this lease or any subletting or occupation of the premises to or by any person other than the Tenant unless the criteria set forth in this paragraph are satisfied. In the event of any assignment or subleasing, the Landlord will not unreasonably withhold its consent to any requested change in uses applicable to the premises, bearing in mind that the Landlord is a religious organization and, as such may consider certain uses inappropriate.

     (i) If the Landlord's Subleasing Notice shall be to the effect that the Landlord elects that the Affected Premises be surrendered, then the Affected Premises shall be surrendered in accordance with clause (i) of paragraph (f) or (g) above, as the case may be, and any work required to be done to separate the Affected Premises from the remainder shall be commenced promptly following the Tenant's receipt of the Landlord's Subleasing Notice and carried on with diligence and conformity.

     (j) No consent given by the Landlord shall be deemed to permit any act except the act to which it specifically refers, or to render unnecessary any subsequent consent, and any assignment or subletting of the premises shall not relieve the Tenant or any mesne assignee from any obligations, duty or covenant under this lease, and in all cases a violation of any of the covenants or duties or obligations under this lease by a subtenant or assignee shall, in addition, be deemed to be the act of the Tenant herein. No assignment, transfer, mortgage, encumbrance, subletting or arrangement in respect of the occupancy of the premises shall create any right in the assignee, transferee, mortgagee, subtenant or occupant, unless the consent of the Landlord shall first have been obtained, and unless, if an assignment is involved, the transferee or assignee shall have delivered an agreement duly executed by the assignee shall have delivered an agreement duly executed by the assignee or transferee wherein the assignee or transferee assumes and agrees to pay or otherwise keep and perform the obligations of the Tenant in this lease or, if a sublease is involved wherein the sublessee agrees that any act or omission by the sublessee which, if performed or omitted by the Tenant under this lease would be a default thereunder shall also be a default under the provisions of the sublease. Any assignee by accepting an assignment shall nevertheless be conclusively deemed to have assumed this lease and all obligations already accrued or to accrue thereunder and further to have agreed to fully and duly perform all the Tenant's covenants herein contained. If the Tenant shall, at any time, be in default in the payment of rent after applicable notice, the Landlord shall have the right to collect rent from any assignee, undertenant or occupant, and credit the same to the account of the Tenant, and no such collection shall constitute a waiver of the foregoing covenant or the acceptance of anyone other than the Tenant, as Tenant or shall otherwise release, impair or otherwise affect any obligation of the Tenant under this lease. Immediately following the execution and delivery of any assignment of this lease or any subleasing of the premises or an agreement as to the occupancy thereof, the Tenant will furnish a duplicate of the instrument in question to the Landlord.

     (k) Subject to paragraphs (j) and (l) of this Article and to continued compliance with Article First of this lease, the Tenant is authorized to sublease portions of the premises to a subsidiary corporation or corporations or to a corporation or other entity affiliated with the Tenant, without compliance with the provisions of paragraph (c) through (g) of this Article. A subsidiary corporation shall mean and include a corporation of which the Tenant owns and holds at least a majority of each class of stock which is authorized to vote at the time when the sublease is executed. An affiliated corporation shall mean and include a corporation which is owned and controlled by the corporation which owns and controls the Tenant by ownership of at least a majority of each such class of stock. Before making any sublease to any such subsidiary or affiliated corporation, the Tenant shall certify to the Landlord the manner in which such subsidiary or affiliated corporation is related to and controlled by the Tenant and the purposes for which the subleased premises will be used.

     (l) Anything herein to the contrary notwithstanding, the Tenant may not assign this lease or sublet or permit the occupancy by any other party of all or any part of the demised premises at any time when the Tenant has not paid any rent and additional rent when it is payable. The Tenant shall furnish the Landlord with a counterpart (which may be a conformed or reproduced copy) of each sublease, assignment or agreement of occupancy made hereunder within ten
(10) days after the date of its execution. Tenant shall remain fully liable for the performance of all of Tenant's obligations hereunder notwithstanding anything provided for herein, and without limiting the generality of the foregoing, shall remain fully responsible and liable to Landlord for all acts and omissions of any subtenant, assignee or occupant or anyone claiming under or through any such person which shall be in violation of any of the obligations of this lease and any such violation shall be deemed to be a violation by Tenant. Tenant shall pay Landlord on demand any expense which Landlord may reasonably be required to incur in acting upon request for consent pursuant to this Article.

     (m) Notwithstanding anything else in this Article, the Landlord shall have the right to condition its consent to any proposed sublease of all or a portion of the premises on the following:

          (i) The Tenant shall not be in default in the payment of rent or the performance of any other of its obligations under this lease.


          (ii) The Tenant shall have delivered to the Landlord a Tenant's Subleasing Notice as required by Subparagraph (d) above.

          (iii) The Tenant shall have complied with the provisions of paragraphs (j) and (l) of this Article.

          (iv) The Tenant shall grant the Landlord a security interest in the sublease and the rents payable thereunder and shall take all necessary steps required to perfect such security interest.

          (v) The sublease shall include a provision to the effect that if the Landlord shall notify the sublessee that the Tenant is in default in the payment of rent or the performance of its other obligations under this lease the sublessee shall, if so requested by the Landlord pay all rent and other amounts due under the sublease directly to the Landlord.


     (n) At the request of the Landlord, the Tenant will furnish to the Landlord, within ten (10) days of receipt of a request therefor, a certificate executed in the name and on behalf of the Tenant, confirming that, except as previously consented to in writing by the Landlord or as otherwise specifically set forth in such certificate, the Tenant has not (i) used or permitted the premises or any part thereof to be used for any purposes other than those specified in this lease, (ii) mortgaged or encumbered this lease or any interest therein, (iii) assigned or transferred, by operation of law or otherwise, this lease or any interest therein, (iv) sublet or underlet the premises or any part thereof, or (v) permitted the premises or any part thereof to be occupied by anyone other than the Tenant or its officers or employees. With respect to any exception to clauses (i) through (v) above which the Landlord has not previously consented to in writing, the Landlord in its sole discretion, may either consent thereto (which consent may be subject to any conditions specified by the Landlord) or exercise the rights and remedies available to the Landlord under the terms of this lease.

     (o) Notwithstanding anything to the contrary herein, provided that the Tenant complies with the other provisions of this Article Eighteenth, the Tenant shall have the right to enter into a sublease with Four Color Litho, Inc. relating to a portion of the premises on the 10th floor all of which portion shall be contiguous and the aggregate areas of such portions shall not exceed 3,878 sq. ft., as hatched in red on the diagram attached hereto and marked Exhibit "F", then in each such case, the Landlord shall not have the right, as provided in clause (i) of paragraph (g) of this Article, to require the Tenant to surrender the portion of the premises in question.

     NINETEENTH: WAIVER AND SURRENDER; REMEDIES CUMULATIVE. No consent or waiver of any provision hereof or acceptance of any surrender shall be implied from any act or forbearance by the Landlord. No agreement purporting to accept a surrender of this lease, or to modify, alter, amend or waive any term or provision thereof, shall have any effect or validity whatever, unless the same shall be in writing, and executed by the Landlord and by the Tenant, and be duly delivered, nor shall the delivery of any keys to anyone have any legal effect, any rule or provision of law to the contrary notwithstanding. Any consent, waiver or acceptance of surrender, in writing, and properly executed and delivered as aforesaid, shall be limited to the special instance for which it is given, and no superintendent or employee, other than an officer of the Landlord or of its managing agent, and no renting representative shall have any authority to accept a surrender of the premises, or to make any agreement or modification of this lease, or any of the terms and provisions hereof. No provision of any lease made by the Landlord to any other tenant of the building shall be taken into consideration in any manner whatever in determining the rights of the Tenant herein. No payment by the Tenant or receipt by the Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the stipulated rent, nor shall any endorsement on any check, nor any letter accompanying any such payment of rent, be deemed an accord and satisfaction (unless an agreement to accept a lesser amount be signed by the Landlord), but the Landlord may accept such payment without prejudice to the Landlord's full right to recover the balance of such rent to institute summary proceedings therefor. The receipt by the Landlord of any rent, or additional rent or of any other sum of money which may be payable under this lease, or of any portion thereof, shall not be deemed a waiver of the right of the Landlord to enforce the payment of any sum of any kind previously due or which may thereafter become due under this lease, or of the right to forfeit this lease by such remedies as may be appropriate, or to terminate this lease or to exercise any of the rights and remedies reserved to the Landlord hereunder, and the failure of the Landlord to enforce any covenant or condition (although the Tenant shall have repeatedly or continuously broken the same without objection from the Landlord) shall not stop the Landlord at any time from taking any action with respect to such breach which may be authorized by this lease, or by law, or from enforcing said covenant or any other covenant or condition on the occasion of any subsequent breach or default. In the event of any continuing breach by the Tenant, the Landlord shall have the right of injunction. The various rights, remedies, powers and elections of the Landlord, as provided in this lease or created by law, are cumulative, and none of them shall be deemed to be exclusive of the others, or of such other rights, remedies, powers or elections as are now or may hereafter be conferred upon the Landlord by law.

     TWENTIETH: REPRESENTATIONS AS TO PREMISES, CERTIFICATE OF OCCUPANCY AND USE. The Tenant represents to the Landlord that the Tenant has made, or caused to be made, a careful inspection of the premises and that the Tenant has made an examination of the certificate of occupancy of the building and that the area and present condition of the premises are in all respects satisfactory to the Tenant, except (if at all) as may herein otherwise be expressly stated in the memorandum of repairs or decorations to be done by the Landlord attached to this lease, and that the Tenant has determined that the use of the premises, as set forth in this lease, is consistent with the uses permitted under the certificate of occupancy. The Tenant acknowledges that no representations or promises have been made by the Landlord or the Landlord's agents with respect to the premises or the building or the certificate of occupancy thereof, except as in this lease set forth. The statements contained in this lease regarding the use of the premises by the Tenant shall not be deemed a representation or warranty by the Landlord that such use is lawful or permitted by the certificate of occupancy of the building.

     TWENTY-FIRST: LIMITATIONS OF LANDLORD'S LIABILITY. (a) The Tenant shall make no claim upon the Landlord for abatement of rent, constructive eviction, rescission, or otherwise, and the Landlord shall be exempt from all liability, except for injuries to the Tenant's person or property which are due to the negligence of the Landlord, its agents, servants or employees in the management of the premises or the real property of which the demised premises are a part, for or on account of any annoyance, inconvenience, interference with business, or other damage, caused by: (i) any interruption, malfunction or curtailment of the operation of the elevator service, heating plant, sprinkler system, gas, water, sewer or steam supply, plumbing, machinery, electric equipment or other appurtenances, facilities, equipment and conveniences in the building, whether such interruption, malfunction or curtailment be due to breakdowns, or repairs, or strikes or inability to obtain electricity, fuel or water due to any such cause or any other cause beyond the Landlord's control; (ii) any work of repair, alteration or replacement done by or on behalf of the Landlord or the Tenant, pursuant to the provisions of this lease; (iii) any water, rain, snow, steam, gas, electricity or other element, which may enter, flow from or into the premises or any part of the building, or any noise or vibration audible in, or transmitted to, the premises; (iv) any vermin; (v) any falling paint, plaster or cement; (vi) any interference with light or with other easements or incorporeal hereditaments; (vii) any latent defect or deterioration in the building or the appurtenances thereof, whether or not the Landlord shall have been notified of any condition allegedly causing same; (viii) any zoning ordinance or other acts of governmental or public authority now or hereafter in force; and (ix) any act or omission of any other occupant of the building or other person temporarily therein. The Tenant will not hold the Landlord liable for any loss or theft of, or damage to, any property in the premises done or caused by any employee, servant, or agent of the Landlord who is invited into the premises by the Tenant, nor for the loss, damage or theft of any property stored or left in the basement or in any other part of the building, which is not enclosed within the premises or of any property, left with any employee of the Landlord, notwithstanding such theft, loss or damage may occur through carelessness or negligence of the Landlord's employees; and the Tenant agrees that any employee in entering the premises at the invitation of the Tenant or accepting custody of property shall be then deemed the agent of the Tenant or other person at whose instance he may be acting, and not the agent of the Landlord. Employees are not permitted to receive or accept packages or property for account of Tenants. Storerooms or storage space for personal property (if provided) are provided gratuitously by the Landlord, and the use of same shall be at the Tenant's risk and the Tenant will not hold the Landlord liable for any loss of or damage to person or property therein or thereby. Nothing in this lease contained shall impose any obligation upon the Landlord with respect to any real property other than the building, whether said other real property be owned by the Landlord or otherwise, or shall in any way limited the Landlord's right to build upon or otherwise use said other real property in such manner as the Landlord may see fit. The Tenant shall make no claim upon the Landlord for abatement of rent, constructive eviction or rescission, and the Landlord shall have no liability by reason of the Landlord's failure to enforce the provisions of the lease to any other tenant against such other tenant. Nothing in the preceding sentence shall prohibit the Tenant from making any claim for physical damage or personal injury which results from the negligence of the Landlord.

          (b) Any right and authority reserved by and granted to the Landlord under this lease to enter upon and make repairs in the premises shall not be taken as obligating the Landlord to inspect and to repair the premises and the Landlord hereby assumes no responsibility or liability for the care, inspection, maintenance, supervision, alteration or repair of the premises except as herein specifically provided. The Tenant assumes possession and control of the premises and exclusively the whole duty of care and repair thereof, except as herein specifically provided, and the duty of care, if any, owed by the Tenant to persons on the sidewalk and in the corridors of the building.

          TWENTY-SECOND: INDEMNITY BY TENANT. Subject to Article Seventeenth, paragraph (c), The Tenant hereby indemnifies and agrees forever to save harmless the Landlord against any and all liabilities, penalties, claims, damages, expenses (including attorneys' and counsel fees) or judgments, arising from injury to person or property of any kind, occasioned wholly or in part by the Tenant's failure to perform or abide by any of the covenants of this lease or occasioned wholly or in part by any act or acts, omission or omissions of the Tenant, or of the employees, customers, agents, assigns or under-tenants of the Tenant, or based on any matter or thing growing out of the Tenant's use or occupation of the premises or any part of the building.

          TWENTY-THIRD: NOTICES. Any notice which is to be given by either party to the other pursuant to this lease shall be in writing and shall be given by registered or certified mail, return receipt requested, by deposing the notice, enclosed in an envelope addressed to the Landlord or Tenant at its address given in this lease or at the premises, in any United States Post Office, postage and registry or certification fees prepaid. Any notice shall be deemed to have been given on the second day after the date when such notice is deposited in the United States Post Office. All notices, under this lease shall be in writing.

          TWENTY-FOURTH: INSOLVENCY. If, at any time after the execution and delivery of this lease, the Tenant shall be adjudicated a bankrupt, or if the Tenant shall make any assignment for the benefit of creditors, or attempt to take the benefit of any insolvency law, or if a petition or answer to reorganize the Tenant shall be approved by any court or judge, or if a petition or answer for a composition or extension shall be filed by the Tenant, or if a receiver or trustee shall be appointed for the Tenant's property, or if the Tenant's interest in this lease shall be attached or levied upon or shall devolve upon or pass to any party other than the Tenant (whether such event occurs prior to subsequent to the commencement of the term or Tenant's entry into possession) such event shall be conclusively deemed a default hereunder, and the Landlord shall have the right to terminate this lease in the manner hereinafter provided, as if such event were a breach by the Tenant of one of the covenants of this lease. In the event of such termination, the Tenant or any person claiming under, by or through the Tenant, by virtue of any statute or of an order of any court, shall not be entitled to possession or to remain in possession of the demised premises but shall forthwith quit and surrender same. Exclusive of and in addition to any other rights or remedies the Landlord may have through any other portion or provision of this lease or by virtue of any rule of law or statute, said Landlord may keep and retain, as liquidated damages, any rent, security, deposit or other moneys or consideration received by the Landlord from the Tenant, or others on behalf of the Tenant. Also, in the event of termination of this lease as aforesaid, the Landlord shall be entitled, as and for liquidated damages from the Tenant for breach of the unexpired term of this lease, to an amount equal to the difference between the rental value of the remainder of the term at the time of termination and the actual rent reserved, both discounted to present worth at the rate of six per cent (6%) per annum. If at any time within a reasonable period following the date of the termination of the lease, as aforesaid, the premises should be re-rented by the Landlord, the rent realized by any re-letting shall be deemed PRIMA FACIE to be the rental value. In the event of the occurrence of any of the above-mentioned events of default occasioned solely through the invocation by the Tenant or by third parties of the laws of the State of New York, judicial or statutory, as distinguished from the invocation of Federal laws relating to bankruptcy, reorganization, or otherwise, the Landlord, in addition to the foregoing, may accelerate the full amount of rent reserved for the remainder of the lease, and the same shall forthwith become due and payable to the Landlord. Nothing herein provided shall be deemed to prevent or restrict the Landlord from proving and receiving as liquidated damages herein the maximum permitted by any rule of law or statute prevailing when such damages are to be proved, whether they be greater or less than those referred to above.

          TWENTY-FIFTH:  REMEDIES OF THE LANDLORD ON DEFAULT, PERFORMANCE.
(a) If the Tenant shall default in the full and due performance of any covenant of this lease, the Landlord shall have the right, upon ten (10) days' notice to the Tenant (unless a shorter period of notice or provision for the performance of such work without notice is elsewhere established), to perform the same for the account of the Tenant, and in such event all workmen employed by the Landlord shall be deemed the agents of the Tenant, and any reasonable payment made, and expense incurred, by the Landlord in this connection, shall forthwith become due and payable by the Tenant to the Landlord. If the Landlord is compelled to incur any expenses, including reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding instituted by reason of any default of the Tenant hereunder, the sum or sums so paid by the Landlord with all interest, costs and damages shall be deemed immediately due to the Landlord upon demand. Any and all sums payable by the Tenant to the Landlord which are unpaid for ten (10) days following the due date thereafter shall bear interest at the rate of twelve per centum (12%) per annum from the due date to the date of actual payment, and any and all such sums (except the rent hereinabove expressly reserved) shall be deemed to be additional rent for the period prior to such due date, and the Landlord shall have the same remedies for default in the payment of such additional rent as for default in the payment of the rent expressly reserved.

          (b) In the event that under the provisions of this lease the Landlord shall have the privilege of performing any covenant in respect of which the Tenant may be in default and of recovering the expenses so involved from the Tenant as additional rent or otherwise, such remedy shall not be the exclusive remedy of the Landlord but the Landlord may, at its option, treat such default as a breach of substantial obligation of this lease and shall have all the other remedies in respect thereof provided in this or any other Article of this lease.

          (c) If the Tenant shall violate or default in the full and due performance of any covenant, provision or condition of this lease (other than the covenant to pay the rent or any additional rent), or if any of the events specified in the Article of this lease numbered Twenty-Fourth and headed "Insolvency" shall occur, the Landlord will give to the Tenant thirty (30) days' notice of such violation, default or misconduct. In the event that (i) the Tenant shall default in the payment of the rent or of any additional rent, or (ii) in the event that the Tenant, after notice thereof as above provided, shall fail to stop any violation or fully cure or remedy any default or terminate any misconduct under this lease (or in the event that the default is of a nature such that the steps required to cure or remedy the same fully cannot reasonably be completed within thirty (30) days, then if the Tenant shall not have commenced and have diligently and continuously prosecuted the steps necessary to cure or remedy such default) the Landlord may give to the Tenant fifteen (15) days' notice of its intention to terminate this lease, and, in such event, on the fifteenth day following the giving of such notice this lease and the term hereby granted shall terminate and expire as fully and completely as if that day were the date herein expressly fixed for the expiration of the term, and the Tenant shall thereupon quit and surrender the premises into the possession of the Landlord, but the Tenant shall nevertheless remain liable for deficiency in future rent and for any other defaults hereunder, as hereinafter provided. If the Tenant shall default in the payment of the rent, or any additional rent herein mentioned, or of any part of either, or if this lease shall be terminated by the notice last above provided for, the Landlord may immediately, or at any time thereafter, re-enter the premises and remove all persons and property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force, or otherwise, without being liable to indictment, prosecution or damages therefor, and re-possess and enjoy the premises, together with all additions, alterations, installations and improvements, and no entry by the Landlord shall be deemed an acceptance of surrender. Upon any such re-entry, the Landlord may re-let the premises or any part or parts thereof, and for such term or terms as to the Landlord may seem wise, even though the same extend beyond the date herein expressly fixed for the expiration of the term. Any such re-letting shall, at the Landlord's option, be either for the Landlord's own account, or as the agent for the Tenant. If the Landlord shall re-let as the agent of the Tenant, the Landlord shall receive the rents and apply the same, first, to the payment of all expenses which the Landlord shall have incurred by reason of the Tenant's default and in connection with such re-entry and re-letting, including, but not by way of limitation, legal expenses, brokers' commissions, and the cost of reasonable repairs, redecoration and alterations, and, secondly, to the fulfillment of the covenants of the Tenant herein contained, and the surplus, if any, existing at the date herein expressly fixed for the expiration of the term, shall be paid to the Tenant, but the Tenant shall be entitled to no such payment until said date. So long as the premises, or any part thereof, shall not be re-let, or shall be re-let by the Landlord as the agent of the Tenant, the Tenant shall remain liable for the full and due performance of all the covenants of this lease, and the Tenant hereby agrees to pay to the Landlord, as damages for any default hereunder, until the date herein expressly fixed for the expiration of the term, the equivalent of the amount of all the rent and additional rent reserved herein, less the net avails of re-letting, as hereinbefore defined, if any, and the same shall be due and payable by the Tenant to the Landlord on the several rent days above specified, that is, upon each of the said rent days the Tenant shall pay to the Landlord the amount of deficiency then existing, and shall not be entitled to withhold any such payment until the date herein expressly fixed for the expiration of the term. In lieu of the foregoing, the Landlord, at its option, shall be entitled, as and for liquidated damages from the Tenant for breach of the unexpired term of this Lease, to an amount equal to the difference between the rental value of the remainder of the term at the time of termination and the actual rent reserved, both discounted to present worth at the rate of four percent (4%) per annum. The liability of the Tenant shall survive the issuance of a final order and warrant of dispossess, and re-entry by the Landlord, and any other termination of this lease for default of the Tenant, and the granting by the Landlord of a new lease of the premises to another tenant, and the Tenant hereby waives any defense which might be predicated upon any of said acts or events.

          The Tenant hereby expressly waives (i) any and all right to regain possession of said premises or to reinstate or redeem this lease as provided by the Real Property Actions & Proceedings Law (and as said law may be amended), or any such right which is or may be given by any other statute, law or decision now or hereafter in force; (ii) the service of any notice demanding rent or stating an intention to re-enter; or any similar right which is or may be given by any statute, law or decision now or hereafter in force; (iii) any and all rights of redemption and all other rights to regain possession or to reinstate this lease (in case the Tenant shall be dispossessed or ejected by, or pursuant to judgment, order, execution or warrant of any court or judge). Except as provided in Section 259-c of the Real Property Law with respect to an action for personal injury or property damage between the parties hereto, the Tenant waives and will waive all right to trial by jury in any summary proceedings and in any other proceeding or action at law hereafter instituted by the Landlord against the Tenant in respect of this lease, and also in any action or proceeding between the parties hereto for any cause; and it is hereby agreed, that in any of such events, the matter in dispute shall be tried before a judge without a jury. In the event the Landlord shall commence any action or summary proceeding for non-payment of rent or other breach of covenant or condition, the Tenant hereby agrees not to interpose any counter-claim of whatever nature or description in any such action or proceeding, except for any counterclaim which would as a matter of law, be waived, except for any counterclaim which would as a matter of law, be waived. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

          TWENTY-SIXTH: SURRENDER AT EXPIRATION. Upon the expiration or any termination of the term of this lease, the Tenant shall quit and surrender the demised premises, together with any fixtures, equipment or appurtenances installed in the premises at the commencement of this lease, and any alterations, decorations, additions and improvements which are not to be removed in compliance with the provisions of Article Fourth hereof, to the Landlord, in good order and condition, ordinary wear and any unavoidable casualty fully covered by insurance carried by the Landlord excepted. The Tenant shall remove all its furnishings, trade fixtures, stock in trade and like personal property in accord with the requirements of Article Fourth, so as to leave the premises broom-clean and in an orderly condition. If the last day of the term of this lease falls on Sunday, this lease shall expire on the business day immediately preceding. The Tenant's obligation to observe and perform this covenant shall survive the expiration or other termination of the term of this lease.

          TWENTY-SEVENTH: QUIET ENJOYMENT. The Landlord covenants that, if the Tenant shall duly keep and perform all the terms and conditions hereof, the Tenant shall peaceably and quietly have, hold and enjoy the premises for the term aforesaid, subject, however, to ground leases, underlying leases and mortgages as hereinbefore described, and to the lien, rights and estate by virtue of unpaid taxes of any government having jurisdiction of the premises of which the herein demised premises are a part. If the Landlord shall hereafter sell, exchange or lease the entire building or the land and building wherein the premises are located, subject to this lease, or, being the lessee thereof, shall assign its lease, the grantee, lessee, or assignee thereof, as the case may be, shall, without further agreement by any party, be conclusively deemed to be the Landlord of this lease and to have assumed and undertaken to carry out all of the obligations hereof on the part of the Landlord to be performed, and the Tenant does hereby release the above-named Landlord from any claim or liability arising or accruing hereunder subsequent to such transfer of ownership or possession, for breach of the covenant of quiet enjoyment, or otherwise to the extent that such liabilities have been assumed in writing by the new Landlord.

          TWENTY-EIGHT: TENANT'S DEPOSIT. (a) The Tenant has deposited with the Landlord the sum of $298,562.89 (of which an aggregate of $51,635.93 is on hand as security deposits for Tenant's and Express Reprographics, Inc.'s existing leases), to secure the faithful performance by the Tenant of all the terms, conditions, covenants and agreements of this lease, and to make good to the Landlord any damage which it may sustain by reason of any act or omission of the Tenant. The Landlord agrees that, provided that, on November 1, 1998, the Tenant is not in default in the payment of fixed rent, additional rent or any other amount due under this lease, the Landlord will reduce the security deposit by $99,520.96. The Landlord shall segregate the said security deposit as a trust fund not to be mingled with other funds of the Landlord, and if, during the term of this lease, the Landlord shall sell, exchange or lease the entire building, subject to this lease, or, being the lessee thereof, shall assign its lease, the Landlord shall have the right to pay or transfer the said deposit to such grantee, lessee, or assignee, as the case may be, pursuant to written assignment as provided in Article Twenty-Fifth, and, in such event, the Landlord shall be released from all responsibility and liability in connection therewith, and the Tenant will look solely to said grantee, lessee, or assignee for its return. The aforesaid security deposit shall be deposited with a bank or trust company, savings bank or savings and loan association, and the Landlord shall advise the Tenant of the name and address thereof and such shall be deposited in an interest-bearing account. The Tenant shall be entitled to the payment of any interest earned upon such deposit less the amount equal to 1% per annum of the deposit, to which the Landlord shall be entitled as administration expense, shall be added to the amount of the deposit. The Tenant's interest in said deposit shall not be assigned or encumbered without the written consent of the Landlord, and within thirty (30) days after the expiration of the term, the amount of said deposit shall be repaid to the Tenant, less any proper charges against the same, as hereinabove or hereinafter provided. If the Tenant shall at any time be in default with respect to any payment of rent or of additional rent or of any other payment due from the Tenant to the Landlord under this lease beyond any applicable notice and grace period the Landlord may, at its option, apply such portion of said deposit as may be adequate to cure such default, including, but not by way of limitation, interest, costs, fees and other expenses, paid or incurred by the Landlord, as permitted under the terms of this lease, and thereafter such portion so applied shall be free from any claim by the Tenant for its return. If the Landlord shall re-enter, pursuant to the provisions of this lease (other than in the event of insolvency in which event the provisions of Article Twenty-Fourth of the lease shall apply), and shall re-let the premises for its own account, the entire said deposit shall immediately be and become the absolute property of the Landlord, as fixed, liquidated and agreed damages, and not as a penalty, it being impossible in such event to ascertain the exact amount of the damage which the Landlord may thus sustain, but unless the Landlord shall so re-let the premises for its own account, the Landlord shall continue to hold the said deposit, as security for the performance of the Tenant's obligations, until the date herein expressly fixed for the expiration of the term, and apply the same from time to time to the unpaid obligations of the Tenant, under the same terms and conditions as if the said lease were still in full force and effect. No termination of this lease or re-entry by the Landlord for default of the Tenant shall entitle the Tenant to the return of any part of said deposit, nor shall the retention of such deposit, after such re-entry, impair or otherwise affect the Tenant's liability to the Landlord during the balance of the term originally provided for. If, at any time, the said deposit shall be diminished, by reason of the Landlord's having applied any part thereof in accordance with the provisions of this paragraph, the Tenant shall pay over to the Landlord upon demand, the equivalent of such decrease, to be added to said deposit and to be held and applied in accordance with the provisions of this paragraph.

     (b) In lieu of delivering cash as the Deposit, the Tenant may deliver to Landlord an unconditional, irrevocable, letter of credit (such letter of credit or any extension or replacement thereof, being hereinafter referred to as the "Letter of Credit") issued by a New York Clearing House bank, in substance satisfactory to the Landlord, which Letter of Credit is to be held by Landlord in accordance with the terms described in paragraph (a) above. In the event that the Landlord receives notice from the Bank or Tenant that the Letter of Credit is not being renewed or in the event that Tenant has not delivered a replacement Deposit or a similar Letter of Credit to Landlord by thirty (30) days before the expiration of the Letter of Credit, then Landlord shall be entitled to present the Letter of Credit for immediate payment of the then potential amount available pursuant to the Letter of Credit, and such amount of the Letter of Credit shall become the Deposit hereunder and shall be held, applied and returned by Landlord in accordance with the terms provided by the Lease for the holding, application and return of the Deposit. If the Letter of Credit is not being renewed but Tenant does deliver a replacement Deposit or a similar Letter of Credit by thirty (30) days before expiration of the Letter of Credit, then Landlord shall not thereafter be entitled to present the expiring Letter of Credit for payment of any amounts.

     (c) At Tenant's request, any cash or cash equivalent held by Landlord as part of the security deposit, which is in excess of that required to be held by Landlord pursuant to paragraph (a) which has not been or is not in the process of being applied pursuant to the provisions of paragraph (a) of this Article, shall be returned promptly to Tenant. If Landlord is holding a Letter of Credit as part of the security deposit and provided Landlord has not presented for payment such Letter of Credit, upon delivery of a substitute Letter of Credit in the appropriate amount and which otherwise satisfies the requirements of paragraph (b) of this Article, the Landlord shall deliver to Tenant the Letter of Credit being replaced.

     TWENTY-NINTH: ELEVATORS, HEAT. (a) Except on Saturdays and Sundays, and on holidays recognized as legal holidays by State or Federal Government, the Landlord shall furnish, between the hours of eight a.m. and six p.m., elevator service with the elevators now in the building, and sufficient heat during the cold season to heat the premises. The Landlord shall have one automatic elevator in service and available for the Tenant's use at all other times. The Landlord may suspend such automatic passenger service, if it should become necessary or proper so to do, at any time only if use thereof is unsafe or necessary repairs must be completed. The Landlord shall restore such service within a reasonable time, making due allowance for labor troubles, acts of God, or any cause beyond the Landlord's control.

     (b) The Landlord shall be entitled to refuse to furnish passenger or freight elevator service in connection with any sale at auction of the Tenant's fixtures, machinery, stock in trade and other property or a sale in any other manner of all or substantially all of such property unless the Landlord shall have been given not less than two (2) days' notice of the intention to hold the auction or other sale and unless the Landlord shall be given an undertaking by a person, firm or corporation of satisfactory financial resources wherein the Landlord shall be indemnified against (i) all reasonable expense incurred by the Landlord in connection with the removal by purchasers of any property sold to them at the auction or other sale, (ii) all reasonable expense for removal or storage of any property sold at the auction or other sale which is not removed by the purchaser within two (2) days following the later to occur of the termination of the lease or the date of such sale, and (iii) all reasonable expenses which the Landlord may incur after the termination of the lease for the removal of property not sold and waste and rubbish from the premises.

     (c) In addition to the elevator service described in this Article Twenty-Ninth, the Landlord will maintain in service and available for the use of the Tenant, one passenger elevator at all times on all days of the week, including Saturdays, Sundays and legal holidays. In the event that the Tenant requires freight elevator service on Saturdays, Sundays, federal and state holidays and all holidays recognized by the unions representing Landlord's building personnel or during hours in addition to those prescribed under this Article Twenty-Ninth, the Landlord will furnish the additional elevator service upon notice of the Tenant's need there for. Such notice may be written or oral and shall be given as long a time as practicable prior to the time when the additional freight elevator service is required. The Tenant will pay for any additional freight elevator service furnished after the hours prescribed in this Article Twenty-Ninth at the prevailing rate per hour as established from time-to-time by the Landlord for such service at the building or in the buildings of the Landlord, generally, for each hour during which the additional service is supplied (currently $41.50 per hour).

     (d) In the event that the Tenant requires heat either after 6:00 p.m. on a weekday, or on any Saturday, Sunday or holiday recognized by the union represented the porters employed at the building, the Landlord will furnish such additional heat as requested by the Tenant in a written request delivered to the Building Manager no later than 4:00 p.m. on the date on which after hours heat is requested or on the day preceding the Saturday,

Sunday or holiday in question. The Tenant will pay for any such additional heat and the charge shall be an amount equal to the product obtained by multiplying (x) the Landlord's good faith estimate of the number of gallons of fuel oil consumed to provide such overtime heat by (y) the price per gallon paid by the Landlord for its most recent purchase of fuel oil at the building. There shall be no additional labor charge for Landlord's employees required to provide such heat.

     (e) All charges for additional freight elevator service and heat shall be payable when billed and in the event of default of payment therefor, the Landlord may refuse further service and the amount unpaid shall be deemed additional rent for which the Landlord shall have all the remedies for collection herein specified with respect to rent. The failure on the part of the Landlord to furnish such additional elevator service or heat, if due to breakdowns, repairs, maintenance, strikes, or other causes beyond the control of the Landlord, shall involve no liability on the part of the Landlord nor shall it constitute an eviction.

     (f) The Tenant shall for a period of ninety (90) days after receipt of any invoice for any change pursuant to this Article. have the right to inspect the records and books of the Landlord insofar as they relate to the calculation of such change.

     THIRTIETH: WATER AND SEWER RENTS. (a) The Tenant shall pay for all hot and cold water used on the premises and the Tenant's proportionate share of the cost of regular water used for lavatory purposes in any lavatories used by Tenant in common with other tenants at the Landlord's cost, without a profit. In the event that the Tenant shall use water for any industrial purpose or any purpose other than usual lavatory purposes, the Tenant shall, at its own expense, install a meter or meters for the measurement of the quantity of water thus consumed and keep the same in good working order. With respect to water used for lavatory purposes, whether on the premises or in lavatories used by the Tenant in common with other tenants, if the quantity of water so used is measured by a meter which measures the consumption of water by other tenants, the Tenant shall pay its proportionate share of all water so consumed. Such proportionate part shall be fixed in accord with the number of persons occupying the premises and the number of persons occupying all premises using water which is measured by such meter. In the event that there shall be a separate meter which measures the use of water by the Tenant for lavatory purposes, the Tenant will pay for the water so shown to have been used and the cost of maintenance of such meter. All payments for water shall be due when billed to the Tenant. The Landlord is not under obligation to supply hot water and, if hot water is supplied, the Landlord may at any time without notice discontinue such supply (except for hot water for the lavatories which shall not be discontinued) without constituting an eviction or without incurring any liability or disability therefor.

     (b) The Tenant shall pay its proportionate share of the New York City sewer rents apportioned to the Tenant's consumption of water at the premises. The apportionment of the sewer rent to the premises shall be made in accord with the measurement or apportionment of water consumed at the premises as in this lease hereinbefore provided. The sewer rents shall be billed with the water charges and the Landlord shall have the same remedies for the collection thereof provided in the case of charges for water.

     THIRTY-FIRST: SPRINKLER MAINTENANCE. The Tenant shall pay to the Landlord the Tenant's proportionate share of the cost of regular maintenance, operation and rental of the automatic fire alarm supervisory service and manual alarm and sprinkler system now installed in the building and the premises (currently estimated to be $1,171 per annum). The Tenant's proportionate share of such cost shall be the fraction of the annual expenditures of the Landlord for such purposes, of which the numerator is the rentable

     THIRTY-SEVENTH: (a) REAL ESTATE AND CPI ESCALATION. In order (i) to adjust, during the term of this lease, for increases in the expenses of the Landlord for Real Estate Taxes, the Tenant shall pay to the Landlord, as additional rent, the Tenant's Proportionate Share of any increases in such Real Estate Taxes, and (ii) to adjust for increases in other operating expenses of the Landlord, the Tenant shall pay to the Landlord, as additional rent, the CPI Adjustments for Increases in Other Operating Expenses, namely the amount by which the Base Rent Allocated to Other Operating Expenses is increased by application to the Base Rent Allocated to Other Operating Expenses of increases in the Index over the Base Index, all as computed as set forth below in this Article; PROVIDED, HOWEVER, that the increases in the CPI Adjustment for Increases in Other Operating Expenses shall not, on average (computed on an annual basis), exceed an amount equal to 4% per annum multiplied by the then applicable fixed rent set forth on the first page of this lease. Capitalized words or expressions used above are defined in subparagraph (b) below.

     (b) DEFINITIONS. As used in this Article the following capitalized words or expressions shall have the meanings ascribed to them below:

          1. "Real Estate Taxes" shall mean and include the expenditures of the Landlord for taxes or assessments payable by the Landlord upon or with respect to the building and the land upon which it is located, imposed by Federal, State and local government (plus all expenditures for fees and expenses incurred in the course of obtaining a reduction in any tentative assessed valuation), and all taxes imposed by any such authority relating to the maintenance and operation of the building, but shall not include income, franchise, inheritance or capital stock taxes.

          2. "Base Rent Allocated to Other Operating Expenses" shall mean an amount equal to 75% of the fixed annual rent prescribed on page 1 of this lease, as such rent may be payable from time to time.

          3. "Increases in Real Estate Taxes" shall mean the amount by which Real Estate Taxes in any Subsequent Year exceed Real Estate Taxes for the Base Year.

          4. "CPI Adjustment for Increases in Other Operating Expenses" shall mean the amount obtained by multiplying the Base Rent Allocated to Other Operating Expenses by the percentage by which the Index, as last published on the date next prior to the Computation Date and the Index as last published on the date next prior to each anniversary date of the Computation Date, shall exceed the Base Index; PROVIDED, HOWEVER, that the increases in the CPI Adjustment for Increases in Other Operating Expenses shall not, on average (computed on an annual basis), exceed an amount equal to 4% per annum multiplied by the then applicable fixed rent set forth on the first page of this lease.

          5. "Index" shall mean the "Consumer Price Index for All Urban Consumers" "(1982-84 = 100)" specified for "All Items," relating to New York City and published by the Bureau of Labor Statistics of the United States Department of Labor. In the event the Index shall hereafter be converted to a different standard reference base or otherwise revised, the determination of the CPI Adjustment for Increases in Other Operating Expenses shall be made on the basis of such conversion factor, formula or table for converting the Index as may be published by the Bureau of Labor Statistics, or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice-Hall, Inc., or, failing such publication, by any other nationally recognized publisher of similar statistical information. In the event either Index shall cease to be published, then, for the purposes of this Article, there shall be substituted for the Index such other index as Landlord and Tenant shall agree upon, and, if they are unable within ninety (90) days after the Index ceases to be published, such matter shall be determined in New York City by arbitration in accordance with the Rules of the American Arbitration Association.

          6. "Base Index" shall mean the Index as last published prior to October 1, 1994.

          7. "CPI Comparative Statement" shall mean a statement, in writing, signed by the Landlord, or, on its behalf, by an officer of any corporation acting as its managing agent, showing (i) a comparison of (a) Real Estate Taxes for the Base Year with (b) Projected Real
     Estate Taxes for a Subsequent Year (which shall be the same calendar year as the year of the Computation Date used in such CPI Comparative Statement), (ii) the Base Rent Allocated to Other Operating Expenses and the CPI Adjustment for Increases in Other Adjustment for Increases in Other Operating Expenses for such Subsequent Year, and (iii) if the Tenant paid additional rent pursuant to this Article with respect to the immediately preceding Subsequent Year, any adjustment necessitated by a variance between the Projected Real Estate Taxes for such Subsequent Year (as shown in the last previous CPI Comparative Statement) and the actual Real Estate Taxes for such Subsequent Year (as shown in the current CPI Comparative Statement).

          8. "Base Year" shall mean the 12 month period commencing July 1, 1995 and ending June 30, 1996.

          9. "Subsequent Year" shall mean any calendar year following the Base Year, falling wholly or partly within the term of the Tenant under this lease and the calendar year following the year in which the term of this lease terminates.

          10. "Computation Date" shall mean the first day of October, 1995, and, in Subsequent Years, its anniversary date.

          11. "Projected Real Estate Taxes" shall mean the Landlord's estimate (which in any event must be reasonable in the light of past experience) of Real Estate Taxes for a particular Subsequent Year.

          12. "Tenant's Proportionate Share" shall mean a fraction, of which the numerator shall be the number of Rentable Square Feet of Area of the premises occupied by the Tenant and the denominator shall be 90% of the total number of Rentable Square Feet of Area in the entire building.

          13. "Rentable Square Feet of Area" shall mean, as to basement and ground floor space, the number of net square feet of the area thereof and, as to all floors above the ground floor, shall mean the number of gross square feet of the area thereof.

     (c) STATEMENTS FOR THE TENANT. On or before November 1, 1995, and on or before that day in each Subsequent Year, the Landlord will furnish a CPI Comparative Statement to the Tenant. The failure of the Landlord to furnish a CPI Comparative Statement shall be without prejudice to the right of the Landlord to furnish a CPI Comparative Statement until December 31 of each subsequent year.

     Every CPI Comparative Statement furnished by the Landlord pursuant to this Article shall be conclusive and binding upon the Tenant unless (i) within sixty (60) days after the receipt of such CPI Comparative Statement Tenant shall notify Landlord that it payable on account of any CPI Adjustment for Increases in Other Operating Expenses, and that no decrease om the amount of the CPI Adjustment for Increases in Other Operating Expenses shall in any way reduce any additional rent payable on account of any Increase in Real Estate Taxes.

         (g) REAL ESTATE TAX REFUNDS. The Tenant's Proportionate Share of any rebates, refunds, or abatements of Real Estate Taxes received by Landlord subsequent to payment of taxes by Tenant shall, after the deduction of all costs and expenses incurred in connection therewith, be refunded to the Tenant on a pro rata basis within ten (10) days of receipt thereof by Landlord. Any such rebate, refund of abatement realized by Landlord prior to payment by Tenant shall result in an immediate reduction in Tenant's pro rata share of Real Estate Taxes then due to Landlord.

         THIRTY-EIGHTH: ARRANGEMENTS WITH RESPECT TO THE ELEVENTH FLOOR. (a) Under the terms of this lease the Landlord is obligated to the lease the entire eleventh floor to the Tenant. However, as of the date of the execution of this lease, only the portion of the eleventh floor indicated in Exhibit "G" hereto is vacant (the "Vacant 11th Floor Space"); the balance of the eleventh floor (the "Occupied 11th Floor Space") is leased to three tenants pursuant to leases which expire after November 1, 1994, (the date of the commencement of the term of this lease). With respect to the Vacant 11th Floor Space, the Tenant is granted the privilege of occupying such space free of rent, commencing on the date of execution of this lease and ending on October 31, 1994, all subject to the terms and conditions set forth in Article Thirty-Ninth of this lease. With respect to the Occupied 11th Floor Space the Tenant is granted the privilege of occupying such space free of rent, commencing seven (7) days after the Landlord has obtained possession of such space and ending on October 31, 1994, all subject to the terms and conditions set forth in Article Thirty-Ninth of this lease.

         (b) The Landlord agrees that, on or before October 31, 1994, the Landlord shall have entered into agreements ("Surrender Agreements") with each of the current three tenants leasing portions of the Occupied 11th Floor Space providing for the lease relating to the Occupied 11th Floor Space leased by such tenant to be terminated on or before March 31, 1995 and for each such tenant to surrender to the Landlord no later than that date the portion of the Occupied 11th Floor Space leased by such Tenant.

         (c) In the event that the Landlord has not notified the Tenant by November 1, 1994 that it has entered into agreements with the three tenants leasing portions of the Occupied 11th Floor Space contemplated by paragraph
(b) above, the Tenant shall have the right by written notice delivered to the Landlord on or before November 8, 1994 to terminate this lease, in which case provided that the Tenant has paid all amounts due under this lease through October 31, 1994, (i) this lease shall be deemed terminated as of November 1, 1994, (ii) the Conditionally Terminated Prior Tenant Leases and the Conditionally Terminated Reprographics Lease (both, as defined in Article Forty-First of this lease) shall be automatically reinstated and shall be in full force and effect, as of November 1, 1994 and (iii) the Tenant shall immediately surrender to the Landlord any premises leased hereunder but not leased by the Tenant pursuant to the Conditionally Terminated Prior Tenant Leases. In the event that the Tenant does not terminate this lease on or before November 8, 1994,as permitted by this paragraph (c), then the Tenant shall have no further right to terminate this lease by reason of the failure of the Landlord to lease to the Tenant any portion of the Occupied 11th Floor Space leased to any current tenant of such space which did not execute a Surrender Agreement (the "Unterminated 11th Floor Space"); and the Landlord and the Tenant shall promptly execute an amendment to this lease (i) to reflect that the premises on the 11th floor to be leased pursuant to this lease do not include the Unterminated 11th Floor Space and

(ii) to reduce the fixed rent payable pursuant to this to reflect that the Unterminated 11th Floor Spaces not being leased hereunder.

         (d) In the event that the Landlord has not, by July 1, 1995, tendered to the Tenant for occupancy pursuant to this lease all of the Occupied 11th Floor Space (other than the Unterminated 11th Floor Space), the Tenant shall have the right by written notice delivered to the Landlord on or before July 8, 1995 to terminate this lease, in which case provided that the Tenant has paid all amounts due under this lease through June 30, 1995, (i) this lease shall be deemed terminated as of July 1, 1995, (ii) the Conditionally Terminated Prior Tenant Leases and the Conditionally Terminated Reprographics Lease (both, as defined in Article Forty-First of this lease) shall be automatically reinstated and shall be in full force and effect, as of July 1, 1995, and (iii) the Tenant shall immediately surrender to the Landlord any premises leased hereunder but not leased by the Tenant pursuant to the Conditionally Terminated Prior Tenant Leases. In the event that the Tenant does not terminate this lease on or before July 8, 1995, as permitted by this paragraph (d), then the Tenant shall have no further right to terminate this lease by reason of the failure of the Landlord to lease to the Tenant any portion of the Occupied 11th Floor Space leased to any current tenant of such space which is not surrendered by such current tenant by June 30, 1995; and the Landlord and the Tenant shall promptly execute an amendment to this lease (i) to reflect that the premises on the 11th floor be leased pursuant to this lease do not include any such unsurrendered space and (ii) to reduce the fixed rent payable pursuant to this to reflect that such unsurrendered space is not being leased hereunder.

         THIRTY-NINTH: ELEVENTH FLOOR FREE RENT. (a) With respect to the Vacant 11th Floor Space, the Tenant is hereby granted the privilege of occupying such space subject to all of the terms, covenants and conditions of this lease, including but not limited to, the payment of any service charges for electric current, water, sprinkler maintenance and any overtime elevator or heat service and to the payment of any additional rent payable pursuant to the provisions of paragraph Thirty-Seventh of this lease but not otherwise free of the payment of fixed rent, net of (i) the amortization of certain amounts and (ii) the effect of the free-rent period provided in Article Thirty-Eighth hereof (which net free rent with respect to the Vacant 11th Floor accrues, after November 1, 1994, at the rate of $19,338.48 per month) during the following periods:

         (i) during the period beginning with the tender of possession of the premises by the Landlord to the Tenant at any time prior to the commencement of the term of this lease and ending on October 31, 1994 the date prior to the commencement of the term;

        (ii) during the period of the term of this lease commencing on November 1, 1994 and ending on April 30, 1995; and

       (iii) during the period of the term of this lease commencing on November 1, 1995 and ending on April 30, 1996.

         (b) With respect to any portion of the Occupied 11th Floor Space, the Tenant is hereby granted the privilege of occupying such space subject to all of the terms, covenants and conditions of this lease, including but not limited to, the payment of any service charges for electric current, water, sprinkler maintenance and any overtime elevator or heat service and to the payment of any additional rent payable pursuant to the provisions of paragraph Thirty-Seventh of this lease but otherwise free of the payment of fixed rent net of (i) the amortization of certain amounts and (ii) the effect of the free-rent period provided in Article Thirty-Eighth hereof (which net free rent with respect to the Occupied 11th Floor Space accrues, after November 1, 1994, at the rate of $4,286.52 per month) during the following periods:

     (xx) if such portion of the Occupied 11th Floor Space is tendered by Landlord to the Tenant for possession prior to August 1, 1994, then the periods during which fixed rent is not payable with respect to such portion shall be the periods specified in clauses (i), (ii) and
          (iii) of paragraph (a) above;

     (yy) if such portion of the Occupied 11th Floor Space is tendered by Landlord to the Tenant for possession on or after August 1, 1994 and prior to November 1, 1994, then the periods during which fixed rent is not payable with respect to such portion shall be as follows:

         (i) during the period beginning of the date of tender of possession of such portion of the Occupied 11th Floor Space and ending on October 31, 1994 (the "Pre-Commencement Date Free Rent Period");

        (ii) during the period of the term of this lease commencing on November 1, 1994 and ending on April 30, 1995; and

       (iii) during the period of the term of this lease commencing on May 1, 1995 and continuing that number of days which is equal to (aa) 90 minus (bb) the number of days in the Pre-Commencement Date Free Rent Period; and

        (iv) during the period specified in clause (iii) of paragraph (a) above;

     (zz) If such portion of the Occupied 11th Floor Space is tendered by Landlord to the Tenant for possession after November 1, 1994, then the periods during which fixed rent is not payable with respect to such portion shall be as follows:

         (i) during the period of the term of this lease commencing on the date of the tender of possession of such portion of the Occupied 11th Floor Space and ending 270 days after such date of tender; and

        (ii) during the period of the term of this lease referred to in clause (iii) of paragraph (a) above.

         (c) With respect to all of the premises leased pursuant to this lease, the Tenant is hereby granted the privilege of occupying such premises subject to all of the terms, covenants and conditions of this lease, including but not limited to, the payment of any service charges for electric current, water, sprinkler maintenance and any overtime elevator or heat service and to the payment of any additional rent payable pursuant to the provisions of Paragraph Thirty-Seventh of this lease but otherwise free of the payment of fixed rent (i) during the period commencing January 1, 2001 and ending March 31, 2001 and (ii) during the period commencing January 1, 2009 and ending March 31, 2009.

         (d) The right to occupy the premises free of rent during the periods set forth in paragraphs (a), (b) and (c) of this Article First shall be subject to the condition that the Tenant shall not default in the payment of any other fixed rent, of any additional rent or any other charge due under this lease or in the performance of the other terms, covenants and conditions thereof beyond any applicable notice and grace periods if any. In the event of any such default, then fixed rent shall be payable during the period in which the Tenant would otherwise be entitled to the use of the premises free of fixed annual rent. Any such payment shall be paid within ten (10) days following demand and shall constitute additional rent under this lease.

          FORTIETH: [Intentionally Omitted]

         FORTY-FIRST: CONDITIONAL TERMINATION OF EXISTING LEASES. (a) Effective at noon on November 1, 1994, the leases listed below (the "Conditionally Terminated Prior Leases") between the Landlord and the Tenant shall be modified so that the term of the Tenant in the premises leased under the Prior Tenant Leases shall, on a conditional basis and subject to being reinstated as set forth in paragraph (c) below, terminate and come to an end, as if said date were the date originally specified for the expiration of the term thereof:

         (i) Lease dated as of December 15, 1986 between the Landlord and the Tenant, as amended by the Agreement dated as of October 10, 1987 and the Agreement dated as of April 19, 1990;

        (ii) Lease dated as of September 12, 1985 between the Landlord and Baron Dapoigny Inc., ("BDl"), assigned by BDI to the Tenant pursuant to the Assignment of Lease dated as of July 1, 1991, as extended by the letter agreement dated as of November 11, 1992; and

      (iii) Letter agreement between the Landlord and the Tenant, pursuant to which the Tenant leased premises on the 11th floor of the building on a month-to-month basis.

        (b) Effective at noon on November 1, 1994, the lease dated as December 15, 1986 between the Landlord and CPC Reprographics, Inc. (formerly Express Reprographics, Inc.), as amended by the Agreement dated as of September 7, 1989 (the "Conditionally Terminated Reprographics Lease"), which relates to premises on the 10th floor of the building, shall be modified so that the term of the Tenant in the premises leased under such lease shall, on a conditional basis and subject to being reinstated as set forth in paragraph
(c) below, terminate and come to an end, as if said date were the date originally specified for the expiration of the term thereof.

         (c) In the event that, in accordance with the terms and conditions of Article Thirty-Eight of this lease, the Tenant elects to terminate this lease as of November 1, 1994 or June 1, 1995, then such election, without any further action by the Landlord or the Tenant, the Conditionally Terminated Prior Leases and the Conditionally Terminated Reprographics Lease, shall automatically be reinstated and shall be and remain in full force and effect, effective as of the date on which this lease is terminated.

         FORTY-SECOND: TENANT'S USE OF ELEVATOR. (a) During the hours of 12:00 midnight to 6:00 a.m. and from 6:00 p.m. to 12:00 midnight on each weekday and from 12:00 midnight to 12:00 midnight on Saturday and Sunday and on each holiday recognized by the union representing the porters employed at the building, the Tenant shall have the exclusive use, and shall take complete charge of, the automatic passenger elevator marked in red on the floor plan annexed to this lease designated as Exhibit "H", (the "Overtime Passenger Elevator"), solely for use transporting passengers. The Tenant understands that the Overtime Passenger Elevator will not service the Tenant's basement or 3rd floor premises.

         (b) The Tenant shall have the exclusive use, and shall take complete charge of, the manually operated freight elevator marked in red on the floor plan annexed to this lease designated as Exhibit "I", (the "Exclusive Freight Elevator"), solely for use transporting of freight. (The "Overtime Passenger Elevator and the Exclusive Freight Elevator are hereinafter collectively referred to as the "Private Elevators".) The Tenant agrees that the Exclusive Freight Elevator shall only be operated by certain designated employees of the Tenant, all of whom shall be fully qualified as elevator operators, designated in a written notice to the Landlord, and reasonably acceptable to the Landlord.

         (c) The Landlord shall modify the control panel of the Overtime Passenger Elevator so that during the hours specified in paragraph (a) above, it will service only the 1st, 8th, 10th, 11th and 12th floors of the building. The Landlord shall maintain the Private Elevators, at its own cost and expense, except that the Tenant shall bear all costs and expenses of repairs or non-routine maintenance which, in the judgment of the Landlord, results from the negligence or misuse in the operation of the Private Elevators by the Tenant or any employee or agent of the Tenant.

         (d) In the event that the operation of the Exclusive Freight Elevator by the Tenant shall be the occasion of labor troubles or threat of labor troubles involving the other building or other tenants' premises (of which the Landlord shall be the judge) the Landlord may notify the Tenant of such fact and if the Tenant shall wish to continue the exclusive use of the Exclusive Freight Elevator, the Landlord may cause the Exclusive Freight Elevator to be operated by its own employees, in which case the Tenant will pay to the Landlord the cost of the operators in monthly installments as additional rent.

         (e) The Tenant agrees to indemnify and hold harmless the Landlord from any and all liabilities, obligations, losses, claims, suits or actions resulting from or arising out of the use and operation of the Private Elevators by the Tenant or its employees or agents. The Tenant agrees to provide and keep in full force and effect liability insurance written by insurance companies approved by the Landlord naming the Tenant and the Landlord as insured thereunder which shall be in the amount of at least $3,000,000 for claims arising from personal injury from any one casualty or accident involving either the Private Elevators and for at least $1,000,000 for property damage arising from any one casualty or accident involving either the Private Elevators.

         FORTY-THIRD: TENANT'S INSTALLATION OF AIR CONDITIONING EQUIPMENT.
(a) The Landlord confirms its agreement in principle to permit the Tenant, at its cost and expense, to install air conditioning equipment in the area in the northwest corner of the roof of the building indicated by the hatching in Exhibit "J" hereto for the purpose of air conditioning and premises leased by the Tenant pursuant to this lease. Final approval of the installation of such air conditioning equipment shall be subject to the following conditions:

         (i) The size and type of such air conditioning equipment and its exact location on the roof, as well as the location of any related ducts, shall be subject to the Landlord's prior approval;

        (ii) Prior to the installation of the air conditioning equipment and any related ducts, the Tenant will furnish the Landlord with plans and specifications as contemplated by Article Fourth of this lease and, if the Landlord so requests, a report of a certified engineer with respect to the ability of the roof to support the weight of the air conditioning equipment;

         (b) The Tenant shall comply with the requirements of such Article Fourth in connection with the installation of the air conditioning equipment and any related duct work.

         (c) The Tenant shall bear all costs and expenses related to (x) the purchase, installation, repair, maintenance and operation of the air conditioning equipment, as well as any related duct work and controls, (y) the maintenance of the roof of the building in the area in which the air conditioning equipment is installed and the maintenance of the waterproof integrity of any penetration in the roof necessitated by the installation of the air conditioning equipment or any related duct work.

cancel the Lease, not less than sixty (60) days prior to the date of cancellation specified in such notice (the "Specified Termination Date"). If the Tenant shall give such notice, the Tenant will quit, vacate and surrender the premises in accord with the provisions of the Third Floor Lease relating to surrender at the expiration of the term. The Tenant shall not have the foregoing option if, at the time when the notice of termination is given or on the Specified Termination Date, the Tenant shall be in default in the payment of rent or additional rent or in the performance of the Tenant's other obligations under the Third Floor Lease.

          (b) In the event that, in accordance with the terms and conditions of Article Thirty-Eighth of this lease, the Tenant elects to terminate this lease as of November 1, 1994, or July 1, 1995, then such election, without any further action by the Landlord or the Tenant, the Third Floor Lease shall automatically be reinstated and shall be and remain in full force and effect, effective as of the date on which this lease is terminated.

               FORTY-EIGHTH: Broker. Each party hereto represents that, except for Edward S. Gordon Company, Inc. ("Gordon"), represented by David
    W. Levinson, no broker, licensed or otherwise was involved in the making of this lease or brought the premises to the attention of the Tenant and that all of the negotiations respecting this lease were conducted with and through the offices of the Landlord. The Landlord agrees that it shall be responsible for any commission payable to Mr. Levinson and Gordon, and agrees to indemnify and reimburse the Tenant for any expenses including legal fees incurred by the Tenant in the event of an action brought by Gordon against the Tenant, which results from the failure of the Landlord to pay the aforesaid commission to Gordon and Levinson.

          If the foregoing representation is breached, the breaching party agrees to indemnify and hold the other harmless from any and all costs and expenses, including without limitation, such other party's legal fees and expenses paid or incurred by such other party in connection with any claim by a broker, co-broker and/or finder claiming through or under the breaching party in connection with this lease.

          IN WITNESS WHEREOF, this agreement, (including the Rules and Regulations and Work Sheet attached hereto) has been signed and sealed by the parties hereto, the day and year first above written.

Attest                               THE RECTOR, CHURCH-WARDENS, AND
As to Landlord:                      VESTRYMEN OF TRINITY CHURCH IN
                                     THE CITY OF NEW-YORK

                                     By:  /s/ Daniel Paul Matthews
                                          -----------------------------------

                                              Daniel Paul Matthews, Rector

/s/ (Signature Illegible)            By:  /s/ Jeffrey L. Smith
---------------------------------         -----------------------------------
Executive Vice President of                   Director of Leasing
        Real Estate

                                     By:  /s/ (Signature Illegible)
                                          -----------------------------------
                                              Finance Department


Attest                               THE CORPORATE PRINTING COMPANY,
As to Tenant:                        INC.


/s/ Barbara Jolly                    By:  /s/ Jeffrey Goldberg
---------------------------------         -----------------------------------
                                          Executive VP-Finance

                                     The provisions of Articles Thirty-Eighth
                                       and Forty-First are accepted and
                                       agreed to, and the undersigned hereby
                                       assigns and transfers to the Tenant all
                                       of its right, title and interest in and
                                       to the security deposit of $9,613.23
                                       deposited by the undersigned pursuant
                                       to the terms of the lease referred to
                                       in paragraph (b) of Article Forty-First:

                                     EXPRESS REPROGRAPHICS, INC.



                                     By: /s/ Jeffrey Goldberg
                                         -----------------------------------
                                             Executive VP-Finance

           Subject to the foregoing provisions the Landlord reserves the right, after according reasonable consideration to the Tenant's wishes in the matter, to make all decisions as to the time or times when, the order and style in which said work is to be done, and the labor or materials to be employed therefore. The work shall be done, unless the Landlord otherwise directs, during the usual working hours observed by the trades in question.
It is stipulated and agreed that in case the Landlord is prevented from commencing, prosecuting or completing said work, due to the Landlord's inability to obtain or difficulty in obtaining the labor or materials necessary therefor, or due to any governmental requirements or regulations relating to the priority or national defense requirements, or due to any other cause beyond the Landlord's control, the Landlord shall not be liable to the Tenant for damages resulting therefrom, nor shall the Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in the Tenant's favor that such failure constitutes actual, constructive, total or partial eviction from the demised premises.

          Any reimbursement called for by this Work Sheet shall only be made upon presentation to the Landlord by the Tenant of invoices marked "Paid in Full" or other evidence of payment satisfactory to the Landlord, together with copies of waivers of liens executed by all contractors, subcontractors, materialmen or others involved with the work in question.

                                 THE RECTOR, CHURCH-WARDENS AND VESTRYMEN
                                 OF TRINITY CHURCH IN THE CITY OF NEW-YORK,
                                 Landlord.



                                 By:  /s/ Jeffrey L. Smith
                                     -----------------------------------
                                      Director of Leasing


                                 THE CORPORATE PRINTING CO., INC.,
                                 Tenant


                                 By: /s/ Jeffrey Goldberg
                                     -----------------------------------
                                      Title:  Executive VP-Finance

                                RULES AND REGULATIONS

          1. The Tenant shall not clean, nor require, permit or allow any window in the demised premises to be cleaned from the outside in violation of
Section 202 of the Labor Law or of the Rules of the Board of Standards and Appeals, or of any other board or body having or asserted jurisdiction;

          2. All machinery shall be kept in approved settings, sufficient to absorb any shock and prevent any noise, vibration or annoyance in the building of which the demised premises are a part and shall be provided with oil pans between such machinery and the floor beneath it, sufficient to prevent the seepage of oil on or into the floors;

          3. No acid that in any way may injure any of the pipes or plumbing equipment in the building shall be poured or allowed to drain into the pipes or plumbing equipment thereof, but shall in the event that the building is provided with an acid line be poured or allowed to drain only therein, or if there be no acid line, shall be neutralized in a manner satisfactory to the Landlord. No substance which may cause any objectionable odor shall be left in the demised premises;

          4. During the cold season, the windows shall be kept closed to maintain the temperature of the demised premises and to prevent any freezing thereof, or of any equipment or appliance therein;

          5. All trucks, vehicles or conveyances used by the Tenant in the demised premises shall have rubber-tired wheels;

          6. The Tenant's employees, except clerical or executive help, shall, if the Landlord so directs, at all times use only the combination passenger and freight elevator, if any, in going into or coming out of the demised premises;

          7. No sign or lettering shall be inscribed on any door, wall or window of the demised premises which is visible from the street or the portion of the building used in common by other tenants except such as may be approved in writing by the Landlord or its agents or designee;

          8. No additional locks or bolts shall be placed anywhere upon or within the demised premises or any on rooms therein, unless duplicate keys thereto be given to the Landlord and all such keys must, on the termination of this lease, be surrendered to the Landlord;

          9. The Landlord may exclude any persons visiting or attempting to visit the premises between 7 P.M. and 8 A.M. and on Saturdays, Sundays and the holidays recognized as such by the state or federal government unless such person shall be equipped with a pass signed by the Tenant and unless such person shall sign his name and the premises which he is to visit on the night report.

        10. The sanitary and safety facilities used solely by the Tenant or by the Tenant in common with other occupants of the building of which the demised premises are a part shall be used only for the purposes for which they were constructed;

        11. No signs, signals, devices, displays, sounds or advertisements visible or audible from the street or from the halls and other parts of the building used in common by the Tenant and other tenants shall be inscribed, erected or maintained unless the kind, style, location and manner thereof shall have been approved in writing by the Landlord and if any sign, signal, sound display or advertising be erected, made or inscribed without such approval, the Landlord may remove the same and charge the cost of so doing to the Tenant as additional rent. Any sign or display which may be installed by the Tenant shall be kept in good order and repair and in a neat and attractive condition. The Landlord reserves the right to use the roof and outside walls surrounding the premises for sign purposes. The Landlord may remove any sign or signs or displays in order to paint the premises or any part of the building, or make any repairs, alterations or improvements in or upon the premises or any part of the building, or any part thereof, provided it causes the same to be removed and replaced at the Landlord's expense, whenever the said painting, repairs, alterations or improvements shall have been completed;

          12. No advertising which, in the opinion of the Landlord, tends to impair the reputation of the building or its desirability as a loft or office building, shall be published or caused to be published by the Tenant and, upon notice from the Landlord, the Tenant shall refrain from or discontinue such advertising;

          13. Awnings, antennae, aerials, ventilating and air-conditioning apparatus or other projections from the window or outside walls of the demised premises shall not be erected or installed. All air-conditioning apparatus installed in windows shall be so arranged that condensate does not drain on the outside of the building wall or into the street;

          14. The lights, skylights, entrances, passages, courts, elevators, stairways, loading platforms, halls or any part of the building intended for the use in common by the Tenant and the other occupants thereof shall not be obstructed or encumbered (whether by means of storing of materials and skids or otherwise). In the event of any such encumbrance or obstruction, the Landlord may, after not less than five (5) days' prior written notice to the Tenant, remove the material causing such encumbrance or obstruction and cause it to be stored and charge the cost of doing so to the Tenant. No courtyard or yard appurtenant to the premises or the building shall be used for parking vehicles of any kind;

         15. No part of the premises or the building shall be marked, painted, drilled into, or in any way defaced. No laying of linoleum, or other similar floor covering so that the same shall come in direct contact with the floor of the demised premises shall be made; and if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water. Cements and other similar adhesive material shall not be used. Removal of any alterations, decorations or improvements in compliance with paragraph Fourth of this lease shall include the removal of all linoleum, lining and adhesive material;

         16. No part of the demised premises shall be used in a manner or for a purpose that is substantially objectionable to the Landlord or to another tenant, or which in the reasonable judgment of the Landlord, might cause structural injury to the building;

         17. The Tenant's employees shall not stand or loiter around the hallways, stairways, elevators, front, roof or any other part of the building used in common by the occupants thereof;

         18. No load shall be placed upon any floor of the building exceeding the floor load per square foot area which such floor was designed to carry, and all loads shall be evenly distributed. The Landlord reserves the right to prescribe the weight and position of all safes, machinery and other personal property in the premises which must be placed so as to distribute their weight;

         19. Nothing shall be thrown out of the windows or doors, or down the passages or skylights of the building, nor shall any of them be covered, obstructed or encumbered. No improper noises shall be made in the building, nor shall birds or animals be brought therein;

   20. Where freight elevators are provided by the building and are in operation, all deliveries shall be made to or from the demised premises exclusively by means of such elevators;

   21. Anyone doing janitorial work for the Tenant shall at all times be subject to order and direction by the superintendent of the building, although he shall not be the servant of either the superintendent or the Landlord;

   22. No peddling, soliciting or canvassing shall be permitted in the premises or by the Tenant's employees elsewhere in the building;

   23. The Landlord may prescribe, and from time to time vary, the time for any removals or deliveries from or into the premises, at any time, and such prescriptions shall apply whether or not the material so removed or received is the property of the Tenant. Removals or deliveries of safes, machinery and any other heavy or bulky matter shall be done only upon written authorization of the Landlord and only in such manner and by such persons as may be acceptable to the Landlord, and the Landlord may require any further assurances or agreements or indemnity from the Tenant and the movers to that effect. The Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part;

   24. The Tenant shall not permit its servants, employees, agents, visitors or licensees at any time to bring or keep upon the premises any inflammable, combustible or explosive fluid, chemical or substance or cause or permit any unusual or objectionable odors to be produced upon or emanate from the premises;

   25. Except as contemplated by Article Forty-Second, The passenger and service elevators, other than automatic self-service elevators, if any, shall be operated only be employees of the Landlord, and must not in any event be interfered with by the Tenant, his servants, employees, agents, visitors or licesees. Manned freight elevators will be operated only during such hours as the Landlord may from time to time determine;

   26. The Tenant shall not use any other method of heating than that supplied by the Landlord;

   27. If the premises consist of basement space, or if any merchandise of the Tenant is stored in the basement portion of the building, all such merchandise shall, at the Tenant's own cost and expense, be placed entirely on skids or platforms, which will raise such merchandise at least six inches from the floor;

   28. No drilling in floors, walls or ceilings shall be done except in compliance with paragraph Fourth of this lease and no such drilling shall be done during usual business hours unless authorized by the Landlord in writing;

   29. No vending machine shall be installed or permitted to remain in the premises unless the Landlord shall first have given its specific written authorization for the installation of each such machine. The Tenant shall not authorize or permit any vendor of sandwiches, coffee, or other foods, candies or beverages to enter the premises for the purpose of soliciting sales of such wares to the Tenant's employees.

   The Landlord agrees that it will not discriminate against the Tenant in enforcing the rules and regulations set forth herein.

                              [Exhibit "A" Floor Plan]

                              [Exhibit "B" Floor Plan]

                              [Exhibit "C" Floor Plan]

                              [Exhibit "D" Floor Plan]

                              [Exhibit "E" Floor Plan]

                              [Exhibit "F" Floor Plan]

                              [Exhibit "G" Floor Plan]

                              [Exhibit "H" Floor Plan]

                              [Exhibit "I" Floor Plan]

                              [Exhibit "J" Floor Plan]

                              [Exhibit "K" Floor Plan]

                              [Exhibit "L" Floor Plan]

                           ASSIGNMENT AND ASSUMPTION
                                      OF
                                LEASE AGREEMENT

     THIS AGREEMENT is made as of April 15, 1996 by THE CORPORATE PRINTING COMPANY, INC., a New York corporation ("Assignor") to MERRILL/NEW YORK COMPANY, a Minnesota corporation ("Assignee").

     WHEREAS, Assignee desires to assume Assignor's obligations under those certain leases and subleases (collectively, the "Leases") described on
Schedule I annexed hereto and made a part hereof and Assignor is willing to assign unto Assignee all of Assignor's right, title and interest in, to and under the Leases upon and subject to the terms hereof;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

     EFFECTIVE as of the date of this Agreement, Assignor hereby assigns to Assignee without recourse, representation or warranty, except as may be set forth in that certain Asset Purchase Agreement dated as of April 15, 1996 by and among CPC Management Services, Inc., The Corporate Printing Company, Inc., CPC Communications, Inc., CPC Reprographics, Inc., The Corporate Printing Company International, Ltd., CP International Holdings, Inc., The Corporate Printing Company International SNC, The Corporate Printing Company International Pte. Ltd., and Oakland Composition Limited Partnership (collectively the "Affiliated Companies"). Merrill Corporation, Merrill/New York Company and Shareholders of the Affiliated Companies (and subject to all liens, encumbrances, tenancies and occupancies existing on the date hereof) all right, title and interest of Assignor in, to and under the Leases and Assignee hereby assumes all of Assignor's obligations under the Leases and agrees to indemnify and hold Assignor forever harmless from any liability arising thereunder and in connection therewith which arise from and after the date of this Agreement.

     TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, from the date hereof for all the rest of the years mentioned in each of the respective Leases, subject to the rents, covenants, conditions and provisions therein also mentioned.

     THIS AGREEMENT may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the date and year above written.


                                  THE CORPORATE PRINTING COMPANY, INC.


                                  By:  /s/ George L. Shifrin
                                     ---------------------------------
                                     Name:
                                     Title:


                                  MERRILL/NEW YORK COMPANY

                                  By:  /s/ Steven J. Machov
                                     ---------------------------------
                                     Name:
                                     Title:

                                  SCHEDULE 1

1. Sublease Agreement dated as of November 1, 1993, by and between Dechert Price & Rhoads, as sublessor, and The Corporate Printing Company, Inc., as sublessee.

2. Office Lease dated December 21, 1987 by and between 15th & K Associates, as lessor, and Corporate Printing Corporation, Inc., as lessee.

3. Lease dated as of May 1, 1994 between The Rector, Church-Wardens, and Vestrymen of Trinity Church in the City of New York, as landlord, the The Corporate Printing Company, Inc., as Tenant.

4. Lease of a Condominium Unit dated August 18, 1994 between Zikade Handels Anstalt, as landlord, and The Corporate Printing Co., Inc.